Exhibit 4.2

                                                                  EXECUTION COPY
                                    INDENTURE

                                     between

                            GS AUTO LOAN TRUST 2007-1
                                    as Issuer

                                       and

                              THE BANK OF NEW YORK
                              as Indenture Trustee

                            Dated as of June 28, 2007

                                                                Indenture 2007-1
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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I       DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE..............2

     Section 1.1      Definitions and Usage....................................2

     Section 1.2      Incorporation by Reference of Trust Indenture Act........2

ARTICLE II      THE NOTES......................................................2

     Section 2.1      Form.....................................................2

     Section 2.2      Execution, Authentication and Delivery...................3

     Section 2.3      Temporary Notes..........................................4

     Section 2.4      Tax Treatment............................................4

     Section 2.5      Registration; Registration of Transfer and Exchange......4

     Section 2.6      Destroyed, Lost or Stolen Notes..........................6

     Section 2.7      Persons Deemed Owners....................................7

     Section 2.8      Payment of Principal and Interest; Defaulted
                      Interest.................................................7

     Section 2.9      Cancellation.............................................8

     Section 2.10     Release of Collateral....................................8

     Section 2.11     Book-Entry Notes.........................................9

     Section 2.12     Notices to Clearing Agency...............................9

     Section 2.13     Definitive Notes........................................10

     Section 2.14     Authenticating Agents...................................10

ARTICLE III     COVENANTS.....................................................11

     Section 3.1      Payment of Principal and Interest.......................11

     Section 3.2      Maintenance of Office or Agency.........................11

     Section 3.3      Money for Payments To Be Held in Trust..................11

     Section 3.4      Existence...............................................13

     Section 3.5      Protection of Indenture Trust Estate....................13

     Section 3.6      Opinions as to Indenture Trust Estate...................14

     Section 3.7      Performance of Obligations; Servicing
                      of Receivables..........................................14

     Section 3.8      Negative Covenants......................................15

     Section 3.9      Annual Statement as to Compliance.......................15

     Section 3.10     Issuer May Consolidate, etc., Only on
                      Certain Terms........................,..................16

     Section 3.11     Successor or Transferee.................................17

     Section 3.12     No Other Business.......................................18


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                                TABLE OF CONTENTS

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     Section 3.13     No Borrowing............................................18

     Section 3.14     Servicer's Obligations..................................18

     Section 3.15     Guarantees, Loans, Advances and Other Liabilities.......18

     Section 3.16     Capital Expenditures....................................18

     Section 3.17     [Reserved]..............................................18

     Section 3.18     Restricted Payments.....................................18

     Section 3.19     Notice of Events of Default.............................18

ARTICLE IV      SATISFACTION AND DISCHARGE....................................19

     Section 4.1      Satisfaction and Discharge of Indenture.................19

     Section 4.2      Application of Trust Money..............................19

     Section 4.3      Repayment of Monies Held by Note Paying Agent...........20

ARTICLE V       REMEDIES......................................................20

     Section 5.1      Events of Default.......................................20

     Section 5.2      Acceleration of Maturity; Rescission and Annulment......21

     Section 5.3      Collection of Indebtedness and Suits for
                      Enforcement by Indenture Trustee........................22

     Section 5.4      Remedies; Priorities....................................24

     Section 5.5      Optional Preservation of the Receivables................27

     Section 5.6      Limitation of Suits.....................................27

     Section 5.7      Unconditional Rights of Noteholders To Receive
                      Principal and Interest..................................28

     Section 5.8      Restoration of Rights and Remedies......................28

     Section 5.9      Rights and Remedies Cumulative..........................28

     Section 5.10     Delay or Omission Not a Waiver..........................28

     Section 5.11     Control by Controlling Class............................28

     Section 5.12     Waiver of Past Defaults.................................29

     Section 5.13     Undertaking for Costs...................................29

     Section 5.14     Waiver of Stay or Extension Laws........................30

     Section 5.15     Action on Notes.........................................30

     Section 5.16     Performance and Enforcement of Certain Obligations......30


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                                TABLE OF CONTENTS

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ARTICLE VI      THE INDENTURE TRUSTEE.........................................31

     Section 6.1      Duties of Indenture Trustee.............................31

     Section 6.2      Rights of Indenture Trustee.............................32

     Section 6.3      Individual Rights of Indenture Trustee..................33

     Section 6.4      Indenture Trustee's Disclaimer..........................33

     Section 6.5      Notice of Defaults......................................33

     Section 6.6      Reports by Indenture Trustee to Noteholders.............33

     Section 6.7      Compensation and Indemnity..............................33

     Section 6.8      Replacement of Indenture Trustee........................34

     Section 6.9      Successor Indenture Trustee by Merger...................35

     Section 6.10     Appointment of Co-Indenture Trustee or
                      Separate Indenture Trustee..............................35

     Section 6.11     Eligibility; Disqualification...........................36

     Section 6.12     Preferential Collection of Claims Against Issuer........37

     Section 6.13     Waiver of Setoffs.......................................37

     Section 6.14     Representations and Warranties..........................37

ARTICLE VII     NOTEHOLDERS' LISTS AND REPORTS................................38

     Section 7.1      Note Registrar To Furnish Indenture Trustee and
                      Owner Trustee Names and Addresses of Noteholders........38

     Section 7.2      Preservation of Information; Communications
                      to Noteholders..........................................38

     Section 7.3      Reports by Issuer.......................................38

     Section 7.4      Reports by Indenture Trustee............................39

ARTICLE VIII    ACCOUNTS, DISBURSEMENTS AND RELEASES..........................39

     Section 8.1      Collection of Money.....................................39

     Section 8.2      Trust Accounts..........................................40

     Section 8.3      General Provisions Regarding Accounts...................43

     Section 8.4      Release of Indenture Trust Estate.......................44

     Section 8.5      Opinion of Counsel......................................45


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                                TABLE OF CONTENTS

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ARTICLE IX      SUPPLEMENTAL INDENTURES.......................................45

     Section 9.1      Supplemental Indentures Without Consent
                      of Noteholders..........................................45

     Section 9.2      Supplemental Indentures with Consent of Noteholders.....46

     Section 9.3      Execution of Supplemental Indentures....................48

     Section 9.4      Effect of Supplemental Indenture........................48

     Section 9.5      Conformity with Trust Indenture Act.....................48

     Section 9.6      Reference in Notes to Supplemental Indentures...........48

ARTICLE X       PREPAYMENT....................................................49

     Section 10.1     Optional Prepayment.....................................49

     Section 10.2     Form of Prepayment Notice...............................49

     Section 10.3     Notes Payable on Prepayment Date........................49

ARTICLE XI      MISCELLANEOUS.................................................50

     Section 11.1     Compliance Certificates and Opinions, etc...............50

     Section 11.2     Form of Documents Delivered to Indenture Trustee........51

     Section 11.3     Acts of Noteholders.....................................52

     Section 11.4     Notices, etc., to Indenture Trustee, Issuer
                      and Rating Agencies.....................................53

     Section 11.5     Notices to Noteholders; Waiver..........................53

     Section 11.6     Alternate Payment and Notice Provisions.................54

     Section 11.7     Conflict with Trust Indenture Act.......................54

     Section 11.8     Effect of Headings and Table of Contents................54

     Section 11.9     Successors and Assigns..................................54

     Section 11.10    Separability............................................54

     Section 11.11    Benefits of Indenture...................................54

     Section 11.12    Legal Holidays..........................................55

     Section 11.13    GOVERNING LAW; SUBMISSION TO JURISDICTION;
                      WAIVER OF JURY TRIAL....................................55

     Section 11.14    Counterparts............................................55

     Section 11.15    Recording of Indenture..................................56

     Section 11.16    Trust Obligation........................................56

     Section 11.17    No Petition.............................................56

     Section 11.18    Subordination Agreement.................................56


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     Section 11.19    No Recourse.............................................56

     Section 11.20    Limitation of Liability of Owner Trustee................57

     Section 11.21    Subcertifications of Indenture Trustee in Connection
                      with Sarbanes-Oxley Certifications......................57

     Section 11.22    Preparation of Exchange Act Reports.....................57

     Section 11.23    Information to Be Provided by the Indenture Trustee.....58

     Appendix A     Servicing Criteria
     Appendix B     Form of Sarbanes-Oxley Certification to be Provided by the
                    Indenture Trustee
     Exhibit A-1    Form of Class A-1 Note
     Exhibit A-2    Form of Class A-2 Note
     Exhibit A-3    Form of Class A-3 Note
     Exhibit A-4    Form of Class A-4 Note
     Exhibit B      Form of Class B Note
     Exhibit C      Form of Class C Note
     Exhibit D      Form of Class D Note
     Exhibit E      Form of Investment Letter
     Exhibit F      Perfection Representation
     Exhibit G      Form 8-K Disclosure


                                     v                          Indenture 2007-1
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                            CROSS REFERENCE TABLE(1)

TIA                                                                  Indenture
Section                                                              Section

310      (a) (1)..................................................    6.11
         (a) (2)..................................................    6.11
         (a) (3)..................................................    6.10; 6.11
         (a) (4)..................................................    N.A.(2)
         (a) (5)..................................................    6.11
         (b)......................................................    6.8; 6.11
         (c)......................................................    N.A.
311      (a)......................................................    6.12
         (b)......................................................    6.12
         (c)......................................................    N.A.
312      (a)......................................................    7.1
         (b)......................................................    7.2
         (c)......................................................    7.2
313      (a)......................................................    7.4
         (b) (1)..................................................    7.4
         (b) (2)..................................................    7.4
         (c)......................................................    7.4
         (d)......................................................    7.4
314      (a)......................................................    3.9
         (b)......................................................    3.6; 11.15
         (c) (1)..................................................    11.15
         (c) (2)..................................................    11.1
         (c) (3)..................................................    11.1
         (d)......................................................    11.1
         (e)......................................................    11.1
         (f)......................................................    N.A.
315      (a)......................................................    6.1(b)
         (b)......................................................    6.1(b)
         (c)......................................................    6.1(a)
         (d)......................................................    6.1(c)
         (e)......................................................    5.13
316      (a) (1) (A)..............................................    5.11
         (a) (1) (B)..............................................    5.12
         (a) (2)..................................................    N.A.
         (b)......................................................    5.7
         (c)......................................................    5.6(b)
317      (a) (1)..................................................    5.3(b)
         (a) (2)..................................................    5.3(d)
         (b)......................................................    3.3
318      (a)......................................................    11.7

----------
(1) Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.
(2)   N.A. means Not Applicable.


                                     v                          Indenture 2007-1

      This INDENTURE, dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, this "Indenture"), is between GS AUTO LOAN TRUST 2007-1, a Delaware statutory trust, as Issuer, and THE BANK OF NEW YORK, a New York banking corporation ("BONY"), as Trustee and not in its individual capacity (in such capacity, the "Indenture Trustee").

      Each party agrees as follows for the benefit of the other party and, subject to the subordination provisions of this Indenture, for the equal and ratable benefit of the holders of the Notes:

                                 GRANTING CLAUSE

      The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as Indenture Trustee for the benefit of the Indenture Secured Parties, all of the Issuer's right, title and interest, whether now owned or existing or hereafter acquired or arising, in to and under (i) the Trust Property and (ii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the Trust Property and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").

      The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, except as provided in this Indenture, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. This Indenture is a security agreement within the meaning of the UCC.

      The Indenture Trustee, as Indenture Trustee on behalf of the Indenture Secured Parties, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture and the other Basic Documents to which the Indenture Trustee is a party in accordance with the terms of this Indenture and the other Basic Documents to which the Indenture Trustee is a party to the end that the interests of the Indenture Secured Parties may be adequately and effectively protected.

      Notwithstanding the provisions of Section 2.10, without limiting the foregoing Grant, any Receivable repurchased or purchased under Section 2.3 or
Section 3.6, respectively, of the Sale and Servicing Agreement shall be deemed to automatically be released from the lien of this Indenture without any action being taken by the Indenture Trustee upon payment to the Issuer of the related Purchase Amount for such Receivable.


                                       1
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                                   ARTICLE I

                DEFINITIONS, USAGE AND INCORPORATION BY REFERENCE

      Section 1.1 Definitions and Usage. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A to the Sale and Servicing Agreement, dated as of the date hereof (the "Sale and Servicing Agreement") by and among the Issuer, the Indenture Trustee and Goldman Sachs Asset Backed Securities Corp., which also contains rules as to usage that shall be applicable herein.

      Section 1.2 Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

      "indenture securities" shall mean the Notes.

      "indenture security holder" shall mean a Noteholder.

      "indenture to be qualified" shall mean this Indenture.

      "indenture trustee" or "institutional trustee" shall mean the Indenture Trustee.

      "obligor" on the indenture securities shall mean the Issuer and any other obligor on the indenture securities.

      All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the meaning assigned to them by such definitions.

                                   ARTICLE II

                                    THE NOTES

      Section 2.1 Form. (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, together with the Indenture Trustee's certificates of authentication, shall be in substantially the form set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

      (b) The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.


                                     2                          Indenture 2007-1
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            (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit A-4, Exhibit B, Exhibit C and Exhibit D, are part of the terms of this Indenture and are incorporated herein by reference.

      (d) The Issuer in issuing the Notes may use "CUSIP," "CINS" and "ISIN" numbers (if then generally in use), and the Indenture Trustee shall use CUSIP, CINS and ISIN numbers, as the case may be, in notices as a convenience to Noteholders and no representation shall be made as to the correctness of such numbers either as printed on the Notes or as contained in a notice to Noteholders.

      Section 2.2 Execution, Authentication and Delivery. (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or by facsimile.

      (b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

      (c) The Indenture Trustee shall, upon Issuer Order, authenticate and deliver the Notes for original issue in the Classes and initial aggregate principal amounts as set in the table below.

             Class                     Initial Aggregate Principal Amount
             -----                     ----------------------------------
             Class A-1 Notes           $165,110,000
             Class A-2 Notes           $147,144,000
             Class A-3 Notes           $182,194,000
             Class A-4 Notes           $107,961,000
             Class B Notes             $24,689,000
             Class C Notes             $18,105,000
             Class D Notes             $13,167,000

The aggregate principal amount of the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes, the Class C Notes and the Class D Notes, Outstanding at any time may not exceed those respective amounts except as provided in Section 2.6.

      Each Note authenticated and delivered by the Note Registrar to or upon Issuer Order on the Closing Date shall be dated as of the Closing Date. All other Notes that are authenticated after the Closing Date for any other purpose under this Indenture shall be dated the date of their authentication.

      (d) The Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes shall be issuable as Book-Entry Notes in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof.

      (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual


                                     3                          Indenture 2007-1
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signature of one of its authorized signatories, and such certificate upon any
Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

      Section 2.3 Temporary Notes. (a) Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced, substantially of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such temporary Notes may determine, as evidenced by their execution of such temporary Notes.

      (b) If temporary Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Noteholder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Notes.

      Section 2.4 Tax Treatment. The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, State and local income and franchise tax purposes, the Notes shall qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

      Section 2.5 Registration; Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee initially shall be the "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar. If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, (i) the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, (ii) the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and (iii) the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

      (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(a) of


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the UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and the Noteholder shall obtain from the Indenture Trustee, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denominations, of a like aggregate principal amount.

      (c) Subject to clause (i) below, at the option of the Noteholder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401(a) of the UCC are met, the Issuer shall execute, the Indenture Trustee shall authenticate, and the Noteholder shall obtain from the Indenture Trustee, the Notes which the Noteholder making such exchange is entitled to receive.

      (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

      (e) Every Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar and (ii) accompanied by such other documents or evidence as the Indenture Trustee may require.

      (f) No service charge shall be made to a Noteholder for any registration of transfer or exchange of Notes, but the Note Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

      (g) The preceding provisions of this Section 2.5 notwithstanding, the Issuer shall not be required to make and the Note Registrar need not register transfers or exchanges of Notes selected for redemption or of any Note for a period of fifteen (15) days preceding the Payment Date for any payment with respect to such Note.

      (h) No sale, pledge or other transfer of a Class D Note shall be made unless such sale, pledge or other transfer is (I)(A) pursuant to an effective registration statement under the Securities Act, (B) for so long as the Class D Notes are eligible for resale pursuant to Rule 144A to a Person the transferor reasonably believes after due inquiry is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, or (C) pursuant to another available exemption from the registration requirements of the Securities Act and (II) in accordance with any applicable securities laws of any State of the United States and any other relevant jurisdiction. The Depositor and the Indenture Trustee may require an opinion of counsel to be delivered to it in connection with any transfer of the Class D Notes pursuant to clauses (I) (A) or (C) above.


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      (i) The Class D Notes shall bear legends stating that they have not been registered under the Securities Act and are subject to the restrictions on transfer described in this Section 2.04. Each transferee of a Class D Note that is a Book-Entry Note, by acceptance of such Note, shall be deemed to have accepted such Note subject to the restrictions on transferability set forth in the immediately preceding paragraph and in the typewritten Note representing such Book-Entry Note delivered to the Clearing Agency. A Class D Note in the form of a Definitive Note may not be transferred, directly or indirectly, to any Person, other than the Initial Purchaser, unless (A) the transferee of the Class D Note certifies in an investment letter, substantially in the form of Exhibit E attached hereto, to the Depositor and the Indenture Trustee that such Person is a "qualified institutional buyer" (as defined in Rule 144A) or (B) the transferee of the Class D Note delivers to the Depositor and the Indenture Trustee an opinion of counsel that such transfer is permitted pursuant to clause
(I)(A) or (C) of the immediately preceding paragraph. Any opinions of counsel required in connection with a transfer shall be by counsel reasonably acceptable to the Depositor and the Indenture Trustee.

      (j) Each Person that acquires a Note shall be required to represent to the Depositor and the Indenture Trustee, or in the case of a Note in book-entry form, will be deemed to represent by its acceptance of the Note, that (i) it is not, and is not acquiring the Note on behalf of or with "plan assets" (as determined under Department of Labor Regulation ss.2510.3-101, as amended by
Section 3(42) of ERISA, or otherwise) of a Plan, or any employee benefit plan subject to Similar Law, or (ii) its acquisition, holding and disposition of a Class A Note, Class B Note or Class C Note will not result in a nonexempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any Similar Law. Any attempted or purported transfer of a Note with respect to which neither of the foregoing representations is true shall be void ab initio.

      (k) In order to preserve the exemption for resales and transfers provided by Rule 144A under the Securities Act, the Issuer shall provide to any Holder of a Class D Note and any prospective purchaser designated by such Holder, upon request of such Holder or such prospective purchaser, such information required by Rule 144A as will enable the resale of such Class D Note to be made pursuant to Rule 144A. The Servicer, the Note Registrar and the Indenture Trustee shall cooperate with the Issuer in providing the Issuer such information regarding the Class D Notes, the Trust Property and other matters regarding the Issuer as the Issuer shall reasonably request to meet its obligations under the preceding sentence.

      Section 2.6 Destroyed, Lost or Stolen Notes. (a) If (i) any mutilated Note is surrendered to the Indenture Trustee or the Note Registrar, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, as defined in Section 8-303 of the UCC, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute, and upon Issuer Order the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days shall be due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the


                                     6                          Indenture 2007-1

Prepayment Date without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

      (b) Upon the issuance of any replacement Note under this Section 2.6, the Issuer may require the payment by the Noteholder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee or Note Registrar and their counsel) connected therewith.

      (c) Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

      (d) The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

      Section 2.7 Persons Deemed Owners. Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name any Note is registered (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by notice to the contrary.

      Section 2.8 Payment of Principal and Interest; Defaulted Interest. (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes shall accrue interest at the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class A-3 Interest Rate, the Class A-4 Interest Rate, the Class B Interest Rate and the Class C Interest Rate, respectively, and such interest shall be payable on each Payment Date as specified therein, subject to Section 3.1 and Section 8.2. The Class D Notes shall not bear interest. Any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners pursuant to Section 2.13, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be


                                     7                          Indenture 2007-1
made by wire transfer in immediately available funds to the account designated by such nominee at least ten Business Days prior to such Payment Date, and except for the final installment of principal payable with respect to such Note on a Payment Date, Prepayment Date or the applicable Final Scheduled Payment Date, which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

      (b) The principal of each Note shall be payable in installments on each Payment Date as provided in Section 8.2. Notwithstanding the foregoing, the entire unpaid principal amount of each Class of Notes and all accrued interest thereon shall be due and payable, if not previously paid, on the earlier of (i) the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 and (ii) with respect to any Class of Notes, on the Final Scheduled Payment Date for such Class. All principal payments on each Class of Notes shall be made pro rata to the Noteholders of such Class entitled thereto. The Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Indenture Trustee expects that the final installment of principal of and interest on such Note shall be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemption of Notes shall be mailed to Noteholders as provided in Section 10.2.

      Section 2.9 Cancellation. All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.9, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it and so long as such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

      Section 2.10 Release of Collateral. Subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Issuer's obligations under TIA Sections 314(c) and 314(d)(1), subject to Section 11.1 and the terms of the Basic Documents, the Indenture Trustee shall release


                                     8                          Indenture 2007-1
property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

      Section 2.11 Book-Entry Notes. The Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof shall receive a Definitive Note (as defined below) representing such Note Owner's interest in such Note, except as provided in Section 2.13. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to Section 2.13:

            (i) the provisions of this Section 2.11 shall be in full force and effect;

            (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Book-Entry Notes and the giving of instructions or directions hereunder) as the sole Noteholder, and shall have no obligation to the Note Owners;

            (iii) to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section 2.11 shall control;

            (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depositary Agreement. Unless and until Definitive Notes are issued to Note Owners pursuant to
      Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Book-Entry Notes to such Clearing Agency Participants; and

            (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders of Notes evidencing a specified percentage of the principal amount of the Notes Outstanding (or any Class thereof) the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest of the Notes Outstanding (or Class thereof) and has delivered such instructions to the Indenture Trustee.

      Section 2.12 Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders of Book-Entry Notes is required under this Indenture, unless and until Definitive Notes shall have been issued to the Note Owners pursuant to Section 2.13, the Indenture Trustee shall give all such notices and communications specified herein to be given to Noteholders of Book-Entry Notes to the Clearing Agency, and shall have no obligation to such Note Owners.


                                     9                          Indenture 2007-1

      Section 2.13 Definitive Notes. With respect to any Class or Classes of Book-Entry Notes, if (i) the Depositor advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to such Class of Book-Entry Notes and the Depositor is unable to locate a qualified successor, (ii) the Depositor, at its sole option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or an Event of Servicing Termination, Note Owners of such Class of Book- Entry Notes evidencing beneficial interests aggregating not less than a majority of the principal amount of such Class advise the Indenture Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Class of Note Owners, then the Clearing Agency shall notify all Note Owners of such Class and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to the Note Owners of the applicable Class requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Notes to Note Owners, the Indenture Trustee shall recognize the holders of such Definitive Notes as Noteholders.

      Section 2.14 Authenticating Agents. (a) The Indenture Trustee, at the request of the Issuer, may appoint one or more Persons (each, an "Authenticating Agent") with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.5, 2.6 and 9.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.14 shall be deemed to be the authentication of Notes "by the Indenture Trustee." The Indenture Trustee shall be the Authenticating Agent in the absence of any appointment thereof.

      (b) Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

      (c) Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Issuer. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Issuer.


                                    10                          Indenture 2007-1

      (d) The provisions of Sections 2.9 and 6.4 shall be applicable to any Authenticating Agent.

                                   ARTICLE III

                                    COVENANTS

      Section 3.1 Payment of Principal and Interest. The Issuer shall duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Without limiting the foregoing, and subject to Section 8.2, on each Payment Date the Issuer shall cause to be paid pursuant to Section 8.2 all amounts on deposit in the Collection Account which represent Available Funds for such Payment Date and the Principal Distribution Account with respect to the Collection Period preceding such Payment Date and deposited therein pursuant to the Sale and Servicing Agreement. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture. The final interest payment on each Class of Notes is due on the earlier of (a) the Payment Date (including any Redemption Date) on which the principal amount of that Class of Notes is reduced to zero or (b) the applicable Final Scheduled Payment Date for that Class of Notes.

      Section 3.2 Maintenance of Office or Agency. The Issuer shall maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If, at any time, the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

      Section 3.3 Money for Payments To Be Held in Trust. (a) As provided in Sections 8.2 and 5.4(b), all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Trust Accounts shall be made on behalf of the Issuer by the Indenture Trustee or by another Note Paying Agent, and no amounts so withdrawn from the Trust Accounts for payments of Notes shall be paid over to the Issuer, except as provided in this
Section 3.3.

      (b) No later than one Business Day prior to each Payment Date and Prepayment Date, the Issuer shall deposit or cause to be deposited in the Collection Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Note Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.


                                    11                          Indenture 2007-1

      (c) The Issuer shall cause each Note Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Note Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Note Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Note Paying Agent shall:

      (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

            (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

            (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Note Paying Agent;

            (iv) promptly resign as a Note Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Note Paying Agent at the time of its appointment; and

            (v) comply with all requirements of the Code and any State or local tax law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

      (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Note Paying Agent to pay to the Indenture Trustee all sums held in trust by such Note Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Note Paying Agent; and upon such payment by any Note Paying Agent to the Indenture Trustee, such Note Paying Agent shall be released from all further liability with respect to such money.

      (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Note Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Order; and the Noteholder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Note Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Note Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily


                                    12                          Indenture 2007-1
published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Note Paying Agent, at the last address of record for each such Noteholder).

      Section 3.4 Existence. The Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Indenture Trust Estate.

      Section 3.5 Protection of Indenture Trust Estate. (a) The Issuer shall from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

            (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

            (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

            (iii) enforce any of the Collateral; or

            (iv) preserve and defend title to the Indenture Trust Estate and the rights of the Indenture Trustee and the Noteholders in such Indenture Trust Estate against the claims of all Persons.

      The Issuer hereby designates the Indenture Trustee as its agent and attorney-in-fact to execute any financing statement or other instrument required to be executed pursuant to this Section 3.5 that has been prepared by the Issuer and delivered to the Indenture Trustee for execution; provided, however, that the Indenture Trustee shall be under no obligation to prepare or file any such financing statement or other instrument required to be executed pursuant to this
Section 3.5. The Issuer hereby designates each of the Indenture Trustee and the Owner Trustee as its agent and attorney-in-fact to prepare, execute and file any continuation statements required pursuant to this Section 3.5. Notwithstanding any statement to the contrary contained herein or in any other Basic Document, the Issuer shall not be required to notify any Dealer or any insurer with respect to any Insurance Policy about any aspect of the transactions contemplated by the


                                    13                          Indenture 2007-1

Basic Documents. The costs associated with such preparation, execution and filing are not included in the Indenture Trustee Fee and any such costs shall be paid by the Issuer.

      (b) The Issuer further makes all the representations and warranties set forth in Exhibit F.

      Section 3.6 Opinions as to Indenture Trust Estate.

      (a) On the Closing Date, the Issuer shall cause to be furnished to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

      (b) On or before April 30 in each calendar year, beginning on April 30, 2008, the Issuer shall furnish to the Indenture Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until April 30 in the following calendar year.

      Section 3.7 Performance of Obligations; Servicing of Receivables.

      (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Indenture Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Basic Documents.

      (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Owner Trustee to assist the Issuer in performing its duties under this Indenture.

      (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and


                                    14                          Indenture 2007-1
agreements included in the Indenture Trust Estate, including, but not limited to, filing or causing to be filed all financing statements required to be filed under the UCC by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. The Issuer shall file or cause to be filed all continuation statements required under the UCC by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof except in accordance with the amendment provisions set forth in such Transaction Document.

      Section 3.8 Negative Covenants. So long as any Notes are Outstanding, the Issuer shall not:

            (i) except as expressly permitted by this Indenture or the other Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Indenture Trust Estate;

            (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon the Issuer or the Indenture Trust Estate;

            (iii) dissolve or liquidate in whole or in part; or

            (iv) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the assets of the Issuer, including those included in the Indenture Trust Estate, or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Indenture Trust Estate.

Notwithstanding any statement to the contrary contained herein or in any other Basic Document, the Issuer shall not be required to notify any Dealer or any insurer with respect to any Insurance Policy about any aspect of the transactions contemplated by the Basic Documents.

      Section 3.9 Annual Statement as to Compliance. The Issuer shall deliver to the Indenture Trustee, within 90 days after the end of each calendar year (commencing March 31, 2008), an Officer's Certificate stating that:


                                    16                          Indenture 2007-1

            (i) a review of the activities of the Issuer during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

            (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied in all material respects with all conditions and covenants under this Indenture throughout such year (or since the Closing Date in the case of the first such Officer's Certificate), or, if there has been a default in any material respect in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

      Section 3.10 Issuer May Consolidate, etc., Only on Certain Terms. (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

            (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

            (ii) immediately after giving effect to such transaction, no Unmatured Event of Default or Event of Default shall have occurred and be continuing;

            (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

            (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse federal tax consequence to the Issuer, any Noteholder or any Certificateholder;

            (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

            (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
      Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act) in all material respects.

      (b) Other than as specifically contemplated by the Basic Documents, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Indenture Trust Estate, to any Person, unless:

            (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a


                                    16                          Indenture 2007-1

      United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Noteholders, (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes, and (E) expressly agrees by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings, if any, with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

            (ii) immediately after giving effect to such transaction, no Unmatured Event of Default or Event of Default shall have occurred and be continuing;

            (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

            (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse federal tax consequence to the Issuer, any Noteholder or any Certificateholder;

            (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

            (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this
      Article III and that all conditions precedent herein provided for relating to such transaction have been complied with (including any filing required by the Exchange Act) in all material respects.

      Section 3.11 Successor or Transferee. (a) Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

      (b) Upon a conveyance or transfer of all the assets and properties of the Issuer pursuant to Section 3.10(b), the Issuer shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee stating that the Issuer is to be so released.


                                    17                          Indenture 2007-1

      Section 3.12 No Other Business. The Issuer shall not engage in any business other than financing, acquiring, owning and pledging the Receivables in the manner contemplated by this Indenture and the Basic Documents and activities incidental thereto.

      Section 3.13 No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes and the Certificates.

      Section 3.14 Servicer's Obligations. The Issuer shall cause the Servicer to comply with the Sale and Servicing Agreement.

      Section 3.15 Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by this Indenture and the other Basic Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

      Section 3.16 Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

      Section 3.17 [Reserved].

      Section 3.18 Restricted Payments. The Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, payments to the Servicer, the Receivables Servicers, the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under, this Indenture and the other Basic Documents. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account or the Principal Distribution Account except in accordance with this Indenture and the other Basic Documents.

      Section 3.19 Notice of Events of Default. The Issuer shall give the Indenture Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, of which the Issuer has actual knowledge, and of each default on the part of any party under the Sale and Servicing Agreement, of which the Issuer has actual knowledge.


                                    18                          Indenture 2007-1

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

      Section 4.1 Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12 and 3.13, (v) the rights, obligations, protections and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7, (vi) the obligations of the Indenture Trustee under Sections
4.2 and 4.3), and (vii) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

            (A) either (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Indenture Trustee for cancellation when due to the applicable Final Scheduled Payment Date or Prepayment Date (if Notes shall have been called for prepayment pursuant to Section 10.1), as the case may be; and

            (B) the Issuer has paid or caused to be paid all other sums payable hereunder and under any of the other Basic Documents by the Issuer; and the Issuer has delivered to the Indenture Trustee an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

      Upon the satisfaction and discharge of the Indenture pursuant to this
Section 4.1, at the request of the Owner Trustee, the Indenture Trustee shall deliver to the Owner Trustee a certificate of a Trustee Officer stating that all Noteholders have been paid in full and stating whether, to the best knowledge of such Trustee Officer, any claims remain against the Issuer in respect of the Indenture and the Notes.

      Section 4.2 Application of Trust Money. All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by it, in accordance with the


                                    19                          Indenture 2007-1
provisions of the Notes and this Indenture, to the payment, either directly or through any Note Paying Agent, as the Indenture Trustee may determine, to the Noteholders of the particular Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest, but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

      Section 4.3 Repayment of Monies Held by Note Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Note Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3 and thereupon such Note Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V

                                    REMEDIES

      Section 5.1 Events of Default. "Event of Default," wherever used herein, means the occurrence and continuation of any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (i) default in the payment of any interest on any Note of the Controlling Class when the same becomes due and payable on a Payment Date, and such default shall continue for a period of thirty-five (35) days or more; or

            (ii) default in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable; or

            (iii) default in the observance or performance in any material respect of any material covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.1 specifically dealt with) that materially and adversely affects the Noteholders and such default shall continue for a period of ninety (90) days, after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of Notes evidencing not less than a majority of the aggregate outstanding principal amount of the Controlling Class, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (iv) any representation or warranty of the Issuer made in this Indenture proves to have been incorrect in any material respect as of the time when the same shall have been made, which materially and adversely affects the interests of the Noteholders and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or


                                    20                          Indenture 2007-1
      otherwise cured, for a period of ninety (90) days, after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the holders of Notes evidencing not less than a majority of the aggregate outstanding principal amount of the Controlling Class, a written notice specifying such default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (v) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Indenture Trust Estate in an involuntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of ninety
      (90) consecutive days; or

            (vi) the commencement by the Issuer of a voluntary case under any applicable federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Indenture Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing;

provided, however, that a delay in or failure of performance referred to under clauses (i), (ii) or (iii) above for a period of 150 days will not constitute an Event of Default if that delay or failure was caused by force majeure or other similar occurrence.

      Section 5.2 Acceleration of Maturity; Rescission and Annulment. (a) If an Event of Default should occur and be continuing, then and in every such case, the Indenture Trustee may, or the Indenture Trustee as directed in writing by the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class, shall, declare all the Notes to be immediately due and payable, by a notice in writing to the Issuer, and upon any such declaration the Outstanding Amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. Notwithstanding anything to the contrary in this
Section 5.2(a), if an Event of Default specified in clauses (v) or (vi) of
Section 5.1, the Notes shall become automatically due and payable at par, together with accrued interest thereon.

      (b) At any time after a declaration of acceleration of maturity has been made and before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the holders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:


                                    21                          Indenture 2007-1

            (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay all payments of principal of and interest on all Notes and all other amounts that would then be due hereunder or upon such Notes if the Event of Default giving rise to such acceleration had not occurred; and

            (ii) all Events of Default, other than the nonpayment of principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

      No such rescission shall affect any subsequent default or impair any right consequent thereto.

      (c) If the Notes have been declared due and payable or have automatically become due and payable following an Event of Default, the Indenture Trustee may institute proceedings to collect amounts due, exercise remedies as a secured party (including foreclosure or sale of the Collateral) or elect to maintain the Collateral and continue to apply the proceeds from the Collateral as if there had been no declaration of acceleration. Any sale of the Collateral by the Indenture Trustee will be subject to the terms and conditions of Section 5.4.

      Section 5.3 Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. (a) The Issuer covenants that if (i) there is an Event of Default relating to the nonpayment of any interest on any Note when the same becomes due and payable, and such Event of Default continues for a period of thirty-five (35) Business Days, or (ii) there is an Event of Default relating to the nonpayment in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Noteholders, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the applicable Note Interest Rate borne by the Notes and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents, attorneys and counsel.

      (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the property of the Issuer or other obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable.

      (c) If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion or shall at the written direction of the Holders of a majority of the Outstanding Amount of the Notes proceed to protect and enforce its rights and the rights of the Noteholders, by such appropriate Proceedings as the Indenture Trustee or the Indenture Trustee at the written direction of the Holders of at least a majority of the Outstanding Amount of the Notes shall reasonably deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in


                                    21                          Indenture 2007-1
this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

      (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Indenture Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise: (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of reasonable out-of-pocket expenses and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

            (ii) unless prohibited by applicable law or regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

            (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

            (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith.


                                    23                          Indenture 2007-1

      (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

      (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, shall be for the ratable benefit of the Noteholders.

      (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

      Section 5.4 Remedies; Priorities. (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may do one or more of the following (subject to Section 5.5 and 6.2(f)):

            (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes monies adjudged due;

            (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Indenture Trust Estate;

            (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

            (iv) sell the Indenture Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate following an Event of Default unless:

            (A) the holders of Notes evidencing 100% of the Outstanding Amount of the Controlling Class consent thereto; or

            (B) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and the accrued interest on the Outstanding Notes at the date of such sale; or


                                    24                          Indenture 2007-1

            (C) with respect to an Event of Default set forth in Section 5.1(i) or (ii), the Indenture Trustee determines that the Indenture Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable and the Indenture Trustee obtains the consent of holders of Notes evidencing not less than two thirds of the Outstanding Amount of the Notes. Notwithstanding anything herein to the contrary, if the Event of Default is pursuant to clause (iii) or (iv) of
      Section 5.1, the Indenture Trustee may not sell or otherwise liquidate the Indenture Trust Estate unless the Holders of all Outstanding Notes consent to such sale or the proceeds of such sale are sufficient to pay in full the principal of and accrued interest on the Outstanding Notes.

      In determining such sufficiency or insufficiency with respect to clauses
(B) and (C) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

      (b) Notwithstanding the provisions of Section 8.2 of this Agreement or
Section 4.5 of the Sale and Servicing Agreement, if the Indenture Trustee collects any money or property pursuant to liquidations of the Indenture Trust Estate in accordance with this Article V, it shall pay out the money or property in the following order of priority:

            (i) first, to the Indenture Trustee, the Note Paying Agent and the Note Registrar for amounts due under Section 6.7, and then to the Servicer for the amounts due under Section 8.2(c)(i) (if Goldman Sachs Mortgage Company is not the Servicer);

            (ii) second, to the Owner Trustee for the amounts due under Section 8.2(c)(ii);

            (iii) third, to the Holders of the Class A Notes for amounts due and unpaid on the Class A Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A Notes in respect of interest (including any premium);

            (iv) fourth, to Holders of the Class A-1 Notes for amounts due and unpaid on the Class A-1 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-1 Notes in respect of principal, until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

            (v) fifth, to the Holders of the Class A-2 Notes for amounts due and unpaid on the Class A-2 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-2 Notes in respect of principal, until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

            (vi) sixth, to the Holders of the Class A-3 Notes for amounts due and unpaid on the Class A-3 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-3 Notes in respect of principal, until the Outstanding Amount of the Class A-3 Notes is reduced to zero;


                                    25                          Indenture 2007-1

            (vii) seventh, to the Holders of the Class A-4 Notes for amounts due and unpaid on the Class A-4 Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class A-4 Notes in respect of principal, until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

            (viii) eighth, to the Holders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of interest (including any premium);

            (ix) ninth, to the Holders of the Class B Notes for amounts due and unpaid on the Class B Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class B Notes in respect of principal, until the Outstanding Amount of the Class B Notes is reduced to zero;

            (x) tenth, to the Holders of the Class C Notes for amounts due and unpaid on the Class C Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of interest (including any premium);

            (xi) eleventh, to the Holders of the Class C Notes for amounts due and unpaid on the Class C Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class C Notes in respect of principal, until the Outstanding Amount of the Class C Notes is reduced to zero;

            (xii) twelfth, to Holders of the Class D Notes for amounts due and unpaid on the Class D Notes in respect of interest (including any premium), ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes in respect of interest (including any premium).

            (xiii) thirteenth, to Holders of the Class D Notes for amounts due and unpaid on the Class D Notes in respect of principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Class D Notes in respect of principal, until the Outstanding Amount of the Class D Notes is reduced to zero;

            (xiv) fourteenth, to the Servicer (if Goldman Sachs Mortgage Company is the Servicer) the amounts due under Section 8.2(c)(x) or (xii), as the case may be;

            (xv) fifteenth, any amounts remaining after making the payments described in clauses (i) through (xiii) above, to be applied pursuant to
      Section 8.2(c) to the extent that any amounts payable thereunder have not been previously paid pursuant to clauses (i) through (xiii) above.

      The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least fifteen (15) days before such record date, the Indenture Trustee shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.


                                    26                          Indenture 2007-1

Section 5.5 Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Indenture Trust Estate and apply proceeds pursuant to Section 8.2(c) as if there had been no declaration of acceleration. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Indenture Trust Estate. In determining whether to maintain possession of the Indenture Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Indenture Trust Estate for such purpose.

      Section 5.6 Limitation of Suits. (a) No Noteholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (i) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

            (ii) the holders of Notes evidencing not less than 25% of the Outstanding Amount of the Controlling Class have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

            (iii) such Noteholder or Noteholders have offered to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in complying with such request;

            (iv) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

            (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such sixty-day period by the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class.

      No Noteholder or group of Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

      In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each evidencing less than a majority of the Outstanding Amount of the Controlling Class, the Indenture Trustee shall act at the direction of the group of Noteholders representing the greater percentage of the Outstanding Amount of the Controlling Class. If the Indenture Trustee receives conflicting or inconsistent requests and indemnity from two or more groups of Noteholders representing an equal percentage of the


                                    27                          Indenture 2007-1

Outstanding Amount of the Controlling Class, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

      (b) No Noteholder shall have any right to vote except as provided pursuant to this Indenture and the other Basic Documents, nor any right in any manner to otherwise control the operation and management of the Issuer. However, in connection with any action as to which Noteholders are entitled to vote or consent under this Indenture and the Notes, the Issuer may set a record date for purposes of determining the identity of Noteholders entitled to vote or consent in accordance with TIA Section 316(c).

      Section 5.7 Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, any Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on its Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of prepayment pursuant to Article X, on or after the Prepayment Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

      Section 5.8 Restoration of Rights and Remedies. If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

      Section 5.9 Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      Section 5.10 Delay or Omission Not a Waiver. No delay or omission of the Indenture Trustee or any Noteholder to exercise any right or remedy accruing upon any Unmatured Event of Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Unmatured Event of Default or Event of Default or any acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

      Section 5.11 Control by Controlling Class. Except as expressly provided otherwise in this Indenture, for so long as any Notes are outstanding, the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class shall have the right to


                                    28                          Indenture 2007-1
direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

      (a) such direction shall not be in conflict with any rule of law or with this Indenture;

      (b) the Indenture Trustee shall not sell or liquidate the Indenture Trust Estate except pursuant to the express terms of Section 5.4(a); and

      (c) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

      Notwithstanding the rights of Noteholders set forth in this Section 5.11, subject to Section 6.1, the Indenture Trustee need not take any action that it determines might expose it to personal liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

      Section 5.12 Waiver of Past Defaults. Prior to the declaration of the acceleration of the maturity of the Notes as provided in Section 5.2, the holders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class may waive any past Unmatured Event of Default or Event of Default and its consequences except an Unmatured Event of Default (a) in the payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of each Noteholder. In the case of any such waiver, the Issuer, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Unmatured Event of Default or impair any right consequent thereto.

      Upon any such waiver, such Unmatured Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Unmatured Event of Default or Event of Default or impair any right consequent thereto.

      Section 5.13 Undertaking for Costs. All parties to this Indenture agree, and each Noteholder by such Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding in the aggregate more than 10% of the Outstanding Amount of the Notes (or in the case of a right or remedy under this Indenture which is instituted by the Controlling Class, more than 10% of the Controlling Class) or (c) any suit instituted by any Noteholder for the enforcement of the


                                    29                          Indenture 2007-1
payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of a prepayment, on or after the Prepayment Date).

      Section 5.14 Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

      Section 5.15 Action on Notes. The Indenture Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Indenture Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with this Indenture.

      Section 5.16 Performance and Enforcement of Certain Obligations. (a) Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by each of the Seller, the Servicer and the Receivables Servicers, as applicable, of its obligations to the Issuer under or in connection with any Basic Document and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Basic Documents to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by each of the Seller, the Servicer and the Receivables Servicers of its obligations to the Issuer under or in connection with any Basic Document.

      (b) If an Event of Default has occurred and is continuing, the Indenture Trustee may, and at the written direction of the Noteholders of Notes evidencing not less than a majority of the Outstanding Amount of the Controlling Class shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller, the Servicer or the Receivables Servicers under or in connection with any Basic Document, including the right or power to take any action to compel or secure performance or observance by each of the Seller, the Servicer or the Receivables Servicers, as the case may be, of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under the Basic Documents and any right of the Issuer to take such action shall be suspended.


                                    30                          Indenture 2007-1

                                   ARTICLE VI

                              THE INDENTURE TRUSTEE

      Section 6.1 Duties of Indenture Trustee. (a) If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

      (b) Except during the continuance of an Event of Default:

            (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

            (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

      (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

            (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Trustee Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

            (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

      (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

      (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

      (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it.


                                    31                          Indenture 2007-1

      (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

      (h) The Indenture Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Trustee Officer of the Indenture Trustee shall have actual knowledge of such Event of Default or (2) written notice of such Event of Default shall have been given to the Indenture Trustee in accordance with the provisions of this Indenture.

      Section 6.2 Rights of Indenture Trustee. (a) The Indenture Trustee may conclusively rely on any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper Person. The Indenture Trustee need not investigate any fact or matters stated in any such document.

      (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an Opinion of Counsel from the appropriate party. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel from the appropriate party.

      (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney, custodian or nominee appointed by the Indenture Trustee with due care.

      (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

      (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

      (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to institute, conduct or defend any litigation hereunder or in relation hereto or to honor the request or direction of any of the Noteholders pursuant to this Indenture unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the reasonable costs, expenses, disbursements, advances and liabilities which might be incurred by it, its agents and its counsel in compliance with such request or direction.

      (g) The Indenture Trustee shall not be required to give any bond or surety in respect of the powers granted hereunder.


                                    32                          Indenture 2007-1

      (h) Anything in this Agreement to the contrary notwithstanding, in no event shall the Indenture Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits).

      Section 6.3 Individual Rights of Indenture Trustee. Subject to compliance with the requirements of subsection (a)(4)(i) of Rule 3a-7 of the Investment Company Act, the Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Note Paying Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

      Section 6.4 Indenture Trustee's Disclaimer. The Indenture Trustee (i) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture or the Notes and (ii) shall not be accountable for the Issuer's use of the proceeds from the Notes, or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication; provided, however, that the Indenture Trustee shall make the representations and warranties, and provide the indemnities, described in Section 11.23 and in the Indenture Trustee Indemnification and Contribution Agreement.

      Section 6.5 Notice of Defaults. If an Unmatured Event of Default occurs and is continuing and if it is actually known to a Trustee Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of such Unmatured Event of Default within ninety (90) days after it occurs. Except in the case of an Unmatured Event of Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Trustee Officers in good faith determines that withholding the notice is in the interests of Noteholders.

      Section 6.6 Reports by Indenture Trustee to Noteholders. The Indenture Trustee shall deliver to each Noteholder, not later than the latest date permitted by law, such information as may be required to enable such holder to prepare its federal and state income tax returns.

      Section 6.7 Compensation and Indemnity. (a) The Issuer shall cause the payment to be made to the Indenture Trustee from time to time compensation for its services to the extent of and in the priority set forth in Section 8.2(c) and as described in the Indenture Trustee Fee Letter. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall cause reimbursement to be made to the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services, out of the Issuer to the extent of and in accordance with the priority in
Section 8.2(c). Such expenses shall include the reasonable out-of-pocket compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall indemnify the Indenture Trustee and its officers, directors, employees and agents against any and all loss, claim, suit, damage, judgment, action, liability or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder in accordance with the priority in Section 8.2. The Indenture Trustee shall notify the


                                    33                          Indenture 2007-1

Issuer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer shall not relieve the Issuer of its obligations hereunder if no material prejudice to the Issuer shall have resulted from such failure and, in such event, only to the extent of such prejudice. The Issuer shall not reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

      (b) The Issuer's payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs expenses after the occurrence of an Unmatured Event of Default specified in
Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or State bankruptcy, insolvency or similar law.

      Section 6.8 Replacement of Indenture Trustee. (a) No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.8 and payment in full of all sums due to the Indenture Trustee pursuant to Section 6.7. The holders of Notes evidencing not less than a majority in principal amount of the Controlling Class may remove the Indenture Trustee without cause by so notifying the Indenture Trustee and the Issuer and may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

            (i) the Indenture Trustee fails to comply with Section 6.11;

            (ii) an Insolvency Event occurs with respect to the Indenture
      Trustee;

            (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property;

            (iv) the Indenture Trustee otherwise becomes incapable of acting; or

            (v) the Indenture Trustee breaches any representation, warranty or covenant made by it under any Basic Document.

      The Indenture Trustee may resign at any time by giving 30 days' written notice to the Issuer. If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee.

      (b) Any successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon, if all sums due the retiring Indenture Trustee pursuant to Section 6.7 have been paid in full, the resignation or removal of the retiring Indenture Trustee shall become effective, the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture and the resigning Indenture Trustee shall be relieved of all of its obligations hereunder. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. If all sums due the retiring Indenture Trustee pursuant to
Section 6.7 have been paid in full, the retiring Indenture Trustee


                                    34                          Indenture 2007-1
shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

      (c) If a successor Indenture Trustee does not take office within sixty
(60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the holders of Notes evidencing not less than a majority in the Outstanding Amount of the Controlling Class may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee fails to comply with Section 6.11, any Noteholder who has been a bona fide Noteholder for at least six (6) months may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

      (d) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the obligations of the Issuer under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

      Section 6.9 Successor Indenture Trustee by Merger. (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.

      (b) In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee. In all such cases such certificates shall have the full force which it is provided anywhere in the Notes or in this Indenture that the certificate of the Indenture Trustee shall have.

      Section 6.10 Appointment of Co-Indenture Trustee or Separate Indenture Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Indenture Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver an instrument to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Issuer, and to vest in such Person or Persons, in such capacity and for the benefit of the Indenture Secured Parties, such title to the Indenture Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.


                                    35                          Indenture 2007-1

      (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Indenture Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

            (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

            (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

      (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

      (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 6.11 Eligibility; Disqualification. (a) The Indenture Trustee shall at all times satisfy the requirements of subsection (a)(4)(i) of Rule 3a-7 of the Investment Company Act and TIA Section 310(a). The Indenture Trustee or its parent shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade by each of the Rating Agencies or shall otherwise be acceptable to each of the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b).


                                    36                          Indenture 2007-1

      (b) Within ninety (90) days after ascertaining the occurrence of an Event of Default which shall not have been cured or waived, unless authorized by the Commission, the Indenture Trustee shall resign with respect to the Class A Notes, the Class B Notes, the Class C Notes and/or the Class D Notes in accordance with Section 6.8 of this Indenture, and the Issuer shall appoint a successor Indenture Trustee for each of such Classes, as applicable, so that there will be separate Indenture Trustees for the Class A Notes, the Class B Notes, the Class C Notes and the Class D Notes. In the event the Indenture Trustee fails to comply with the terms of the preceding sentence, the Indenture Trustee shall comply with clauses (ii) and (iii) of TIA Section 310(b).

      (c) In the case of the appointment hereunder of a successor Indenture Trustee with respect to any Class of Notes pursuant to this Section 6.11, the Issuer, the retiring Indenture Trustee and the successor Indenture Trustee with respect to such Class of Notes shall execute and deliver an indenture supplemental hereto wherein each successor Indenture Trustee shall accept such appointment and which (i) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, the successor Indenture Trustee all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of the Class to which the appointment of such successor Indenture Trustee relates, (ii) if the retiring Indenture Trustee is not retiring with respect to all Classes of Notes, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Indenture Trustee with respect to the Notes of each Class as to which the retiring Indenture Trustee is not retiring shall continue to be vested in the Indenture Trustee and (iii) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Indenture Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Indenture Trustees co-trustees of the same trust and that each such Indenture Trustee shall be a trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Indenture Trustee; and upon the removal of the retiring Indenture Trustee shall become effective to the extent provided herein.

      Section 6.12 Preferential Collection of Claims Against Issuer. The Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

      Section 6.13 Waiver of Setoffs. The Indenture Trustee hereby expressly waives any and all rights of setoff that the Indenture Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof and of the other Basic Documents.

      Section 6.14 Representations and Warranties. The Indenture Trustee hereby makes the following representations and warranties on which the Issuer and the Noteholders shall rely:

      (a) the Indenture Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America; and


                                    37                          Indenture 2007-1

      (b) the Indenture Trustee has full power, authority and legal right to execute, deliver, and perform this Indenture and shall have taken all necessary action to authorize the execution, delivery and performance by it of this Indenture.

                                  ARTICLE VII

                         NOTEHOLDERS' LISTS AND REPORTS

      Section 7.1 Note Registrar To Furnish Indenture Trustee and Owner Trustee Names and Addresses of Noteholders. The Note Registrar shall furnish or cause to be furnished (a) to the Indenture Trustee not more than five (5) days after each Record Date, a list of the names and addresses of the Noteholders as of such Record Date and (b) to the Indenture Trustee or the Owner Trustee at such other times as the Indenture Trustee or the Owner Trustee, as applicable, may request in writing, within thirty (30) days after receipt by the Note Registrar of any such request, a list of similar form and content as of a date not more than ten
(10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished to the Indenture Trustee. The Note Registrar shall furnish or cause to be furnished to the Owner Trustee on the Closing Date a list of the names and addresses of the Noteholders as of the first Record Date.

      Section 7.2 Preservation of Information; Communications to Noteholders.

      (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section
7.1 and the names and addresses of Noteholders received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished. The Indenture Trustee shall make such list available to the Owner Trustee on written request, and to the Noteholders upon written request of three
(3) or more Noteholders or one or more Noteholders evidencing not less than 25% of the Outstanding Amount of the Notes.

      (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

      (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

      Section 7.3 Reports by Issuer. (a) The Indenture Trustee on behalf of the Issuer shall:

            (i) file with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act, including, without limitation, Forms 10-K, 10-D and 15, as set forth in
      Section 11.22 hereunder;


                                    38                          Indenture 2007-1

            (ii) prepare and file Current Reports on Form 8-K (except for the initial Form 8-K) in respect of the Issuer at the expense of the Depositor, including the items set forth on Exhibit G; provided, that any responsible party shall have timely notified the Indenture Trustee of such item reportable on a Form 8-K and shall have delivered to the Indenture Trustee no later than three Business Days prior to the filing deadline for such Form 8-K, all information, data, and exhibits required to be provided or filed with such Form 8-K in electronic or other such other format reasonably acceptable to the Indenture Trustee. To the extent that a Responsible Officer of the Indenture Trustee has actual knowledge of an event relating to Items 3.03, 6.02, or 6.04 of Form 8-K, the Indenture Trustee shall include information about such event on a Form 8-K. The Depositor shall sign each Report on Form 8-K.

            (iii) file with the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (iv) upon Issuer Order transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and
      (ii) of this Section 7.3(a) and by rules and regulations prescribed from time to time by the Commission.

      (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

      Section 7.4 Reports by Indenture Trustee.

      (a) If required by TIA Section 313(a), within sixty (60) days after each May 15, beginning with May 15, 2008, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee also shall comply with TIA Section 313(b).

      (b) A copy of each report at the time of its mailing to Noteholders shall be filed by the Indenture Trustee with the Commission and each stock exchange, if any, on which the Notes are listed. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                  ARTICLE VIII

                      ACCOUNTS, DISBURSEMENTS AND RELEASES

      Section 8.1 Collection of Money. Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance


                                    39                          Indenture 2007-1
under any agreement or instrument that is part of the Indenture Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Unmatured Event of Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

      Section 8.2 Trust Accounts.

      (a) On or prior to the Closing Date, the Issuer shall cause the Servicer to establish and maintain the Trust Accounts as provided in Sections 4.1 of the Sale and Servicing Agreement.

      (b) One Business Day prior to each Payment Date, all Available Funds with respect to the Collection Period preceding such Payment Date shall be deposited in the Collection Account as provided in Sections 4.2, 4.3 and 4.4 of the Sale and Servicing Agreement.

      (c) On each Payment Date, the Indenture Trustee (based on the information contained in the Monthly Noteholder Report delivered on or before the related Determination Date pursuant to Section 3.8 of the Sale and Servicing Agreement) shall make the following withdrawals from the Collection Account and make deposits, distributions and payments, to the extent of Available Funds for such Payment Date, in the following order of priority:

            (i) first, if Goldman Sachs Mortgage Company is not the Servicer, to the Servicer, any accrued and unpaid Net Servicing Fee for the related Collection Period (and to the Servicer, any accrued and unpaid Net Servicing Fees from prior Collection Periods);

            (ii) second, (i) pro rata (a) to the Indenture Trustee, the Indenture Trustee Fee for the related Collection Period (and any accrued and unpaid Indenture Trustee Fees from prior Collection Periods), and (b) to the Owner Trustee, the Owner Trustee Fee for the related Collection Period (and any accrued and unpaid Owner Trustee Fees from prior Collection Periods), and then (ii) pro rata to the Indenture Trustee and the Owner Trustee, any other accrued and unpaid amounts (including reasonable legal fees and expenses) owed to the Indenture Trustee and the Owner Trustee not to exceed $100,000 in the aggregate in any consecutive twelve (12) month period;

            (iii) third, to the Holders of the Class A Notes, ratably, the Class A Interest Payment Amount for such Payment Date;

            (iv) fourth, to the Principal Distribution Account, for payment pursuant to Section 8.2(d), the First Allocation of Principal for such Payment Date;

            (v) fifth, to the Holders of the Class B Notes, ratably, the Class B Interest Payment Amount;

            (vi) sixth, to the Principal Distribution Account for payment pursuant to Section 8.2(d), the Second Allocation of Principal for such Payment Date;


                                    40                          Indenture 2007-1

      (vii) seventh, to the Holders of the Class C Notes, ratably, the Class C Interest Payment Amount;

      (viii) eighth, to the Principal Distribution Account for payment pursuant to Section 8.2(d), the Third Allocation of Principal for such Payment Date;

      (ix) ninth, to the Holders of the Class D Notes, the Class D Interest Payment amount for that payment date;

      (x) tenth, to the Principal Distribution Account for payment pursuant to
Section 8.2(d), the Regular Allocation of Principal for such Payment Date;

      (xi) eleventh, if Goldman Sachs Mortgage Company is the Servicer to the Servicer, any accrued and unpaid Net Servicing Fee for the related Collection Period (and to the Servicer, any accrued and unpaid Net Servicing Fees from prior Collection Periods);

      (xii) twelfth, to the Principal Distribution Account for payment pursuant to Section 8.2(d), the Excess Allocation of Principal for such Payment Date;

      (xiii) thirteenth, to the applicable party, any accrued and unpaid fees or expenses (including reasonable legal fees and expenses) or any other amounts owed by the issuer to such party, to the extent not paid pursuant to clauses (i) through (xii) above; and

      (xiv) fourteenth, the remainder, if any, to the Certificate Distribution Account for distribution to the Certificateholders.

      (d) On each Payment Date, the Indenture Trustee (based on the information contained in the Monthly Noteholder Report on which the Indenture Trustee can conclusively rely delivered two Business Days prior to the Payment Date pursuant to Section 3.8 of the Sale and Servicing Agreement) shall withdraw the funds deposited in the Principal Distribution Account on such Payment Date and make distributions and payments of such funds in the sequential order as follows:

            (i) first, to the Holders of the Class A Notes, in the following order of priority, the Class A Principal Payment Amount for such Payment
      Date:

            (A) to the Holders of the Class A-1 Notes until the Outstanding Amount of the Class A-1 Notes is reduced to zero;

            (B) to the Holders of the Class A-2 Notes until the Outstanding Amount of the Class A-2 Notes is reduced to zero;

            (C) to the Holders of the Class A-3 Notes until the Outstanding Amount of the Class A-3 Notes is reduced to zero; and


                                    41                          Indenture 2007-1

            (D) to the Holders of the Class A-4 Notes until the Outstanding Amount of the Class A-4 Notes is reduced to zero;

            (ii) second, to the Holders of the Class B Notes, the Class B Principal Payment Amount for such Payment Date;

            (iii) third, to the Holders of the Class C Notes, the Class C Principal Payment Amount for such Payment Date; and

            (iv) fourth, to the Holders of the Class D Notes, the Class D Principal Payment Amount for such Payment Date.

      (e) Notwithstanding the foregoing, the priority of payments set forth in
Section 8.2(d) shall be adjusted as follows:

            (i) in no event will the principal payment allocated to any subclass of any Note exceed the Outstanding Amount of such subclass.

            (ii) on the Final Scheduled Payment Date for each subclass of any Note, the principal payment to be applied to such subclass will include the amount, to the extent of the remaining Available Funds, necessary (after giving effect to the other amounts to be deposited in the Principal Distribution Account on that Payment Date) to reduce the outstanding principal amount of that subclass to zero.

            (iii) no principal payments will be made on the Class B Notes, the Class C Notes or the Class D Notes on any Payment Date until the Class A-1 Notes have been paid in full;

            (iv) in the event of any shortfall in the amount of funds available for principal payments on the Notes on any Payment Date, no principal payments will be made on the Class B Notes on any Payment Date until all amounts payable with respect to the Class A Notes on that Payment Date have been paid in full, no principal payments will be made on the Class C Notes on any Payment Date until all amounts payable with respect to the Class B Notes on that Payment Date have been paid in full, and no principal payments will be made on the Class D Notes on any Payment Date until all amounts payable with respect to the Class C Notes on that Payment Date have been paid in full.

            (v) if, on any Payment Date, the Three-Month Annualized Net Loss Ratio exceeds the Sequential Principal Payment Trigger Percentage in effect on that Payment Date, then on each such Payment Date until the Three-Month Annualized Net Loss Ratio is reduced below the Sequential Principal Payment Trigger Percentage in effect on that Payment Date, the Issuer will pay from the Principal Distribution Account the principal on the Notes of each Class sequentially starting with the most senior and earliest maturing Class of Notes then outstanding (in the order of priority set forth in Section 8.2(d)) until each Class is paid in full.

      (f) Notwithstanding any other provision of this Article VIII, and subject to Section 5.4(b):


                                    42                          Indenture 2007-1

            (i) If the Notes have been accelerated following the occurrence and during the continuation of an Event of Default specified in Section 5.1(i), 5.1(ii), 5.1(v) or 5.1(vi), but prior to the liquidation of the Indenture Trust Estate, the Indenture Trustee shall (A) transfer the funds on deposit in the Collection Account remaining after the application of clauses 8.2(c)(i) through (iii) to the Principal Distribution Account to the extent necessary to reduce the Outstanding Amount of all the Class A Notes to zero, or, (B) if the Class A Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 8.2(c)(i) through (v) to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class B Notes to zero, or, (C) if the Class A Notes and Class B Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 8.2(c)(i) through (vii) to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class C Notes to zero, or, (D) if the Class A Notes, Class B Notes and Class C Notes shall have been paid in full, to transfer the funds on deposit in the Collection Account remaining after the application of clauses 8.2(c)(i) through (viii) to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Class D Notes to zero. Any amounts transferred to the Principal Distribution Account pursuant to clause (A) shall be applied to the repayment of principal of the Class A Notes in the order of priority described in Section 8.2(d)(i).

            (ii) If the Notes have been accelerated following the occurrence and during the continuation of an Event of Default specified in Section 5.1(iii) or 5.1(iv), the Indenture Trustee shall transfer the funds on deposit in the Collection Account remaining after the application of clauses 8.2(c)(i) through (ix) to the Principal Distribution Account to the extent necessary to reduce the principal amount of all the Notes to zero. Any such remaining funds shall be used to pay principal in respect of the Notes, sequentially, starting with the most senior and earliest maturing Class of Notes then outstanding (with respect to the Class A Notes, in the order of priority described in Section 8.2(d)(i)) until that Class is paid in full.

      (g) In the case of an event described in Section 8.2(e)(i) or (ii), the Holders of the Certificates will not receive any distributions until the principal amount and accrued interest on all the Notes has been paid in full.

Section 8.3         General Provisions Regarding Accounts.

(a) So long as no Unmatured Event of Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Collection Account shall be invested by the Indenture Trustee at the written direction of the Servicer in Permitted Investments specified in such written direction as provided in Section 4.1 of the Sale and Servicing Agreement. No income or other gain (net of losses and investment expenses) from investments of monies deposited in the Collection Account shall be included in Available Funds and all such income or other gain shall be withdrawn by the Indenture Trustee from such account on each Payment Date and shall be paid by the Indenture Trustee to or at the direction of the Servicer. The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest


                                    43                          Indenture 2007-1

Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

      (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

      (c) If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Collection Account to the Indenture Trustee or
(ii) to the actual knowledge of a Trustee Officer of the Indenture Trustee, a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2 or (iii) if such Notes shall have been declared due and payable following an Event of Default then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Collection Account in one or more Permitted Investments in accordance with the standing instructions most recently given by the Servicer.

      Each Noteholder or Note Owner, by its acceptance of a Note, or in the case of a Note Owner, a beneficial interest in a Note, acknowledges that the Ford Credit Servicing Agreement will terminate on January 28, 2012. After January 28, 2012 with respect to the Ford Credit Receivables, the Noteholders will not have any right, title and interest in, to and under, any future claims, demands, causes of action and chooses in action in respect of such Receivables. After January 28, 2012 with respect to the Ford Credit Receivables, collections in respect of such Receivables will not be deposited in the Collection Account, and will not be available to make the distributions described in Section 8.2 of this Indenture.

      Section 8.4 Release of Indenture Trust Estate.

      (a) Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when requested in writing by the Issuer shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

      (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding and all sums due the Indenture Trustee pursuant to Section 6.7 have been paid in full, release any remaining portion of the Indenture Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Order accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates


                                    44                          Indenture 2007-1
in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

      (c) Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, acknowledges that from time to time the Indenture Trustee shall release the lien of this Indenture on any Receivable to be repurchased or purchased pursuant to Section 2.3 or Section 3.6, respectively, of the Sale and Servicing Agreement.

      Section 8.5 Opinion of Counsel. The Indenture Trustee shall receive at least seven (7) days' notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.4(c), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Indenture Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

      Section 9.1 Supplemental Indentures Without Consent of Noteholders.

      (a) Without the consent of the Noteholders but with prior notice to the Rating Agencies, the Issuer and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as in force at the date of the execution thereof), in form satisfactory to the Indenture Trustee, for any of the following purposes:

            (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

            (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein and in the Notes;

            (iii) to add to the covenants of the Issuer, for the benefit of the Indenture Secured Parties, or to surrender any right or power herein conferred upon the Issuer;

            (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;


                                    45                          Indenture 2007-1

            (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with the Prospectus, the Prospectus Supplement, any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or under any supplemental indenture; provided that such action shall not materially adversely affect the interests of the Noteholders;

            (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

            (vii) to modify, eliminate or add to the provisions of this Indenture (A) to such extent as shall be necessary to affect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA or (B) to enable the Issuer to use any exemption from the registration provisions of the Securities Act as applied to the Class D Notes; or

            (viii) to add, modify or eliminate such provisions as may be necessary or advisable in order to enable (a) the transfer to the Issuer of all or any portion of the Receivables to be derecognized under GAAP by the Seller, (b) the Issuer to avoid becoming a member of Seller's consolidated group under GAAP or (c) the Seller or any of its Affiliates to otherwise comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; it being a condition to any such amendment that the Rating Agency Condition be satisfied; provided, that any amendment entered into pursuant to this Section 9.1(a)(viii) shall not significantly change the permitted activities of the Issuer.

      The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

      (b) The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any of the Noteholders but with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner (other than the modifications set forth in Section 9.2) the rights of the Noteholders under this Indenture; provided, however, that such action shall not adversely affect in any material respect the interests of any Noteholder either (i) as evidenced by an Opinion of Counsel or (ii) as evidenced by the satisfaction of the Rating Agency Condition.

      Section 9.2 Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order, also may, with the prior written consent of the Holders of not less than a majority of the aggregate outstanding principal amount of the Outstanding Notes, voting together as a single class, with prior notice to the Rating Agencies, enter into an indenture or indentures supplemental hereto for the purpose of adding any


                                    46                          Indenture 2007-1
provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

            (i) change the Final Scheduled Payment Date or the date on which payment of any installment of principal of or interest on any Note is due, or reduce the principal amount thereof, the interest rate thereon or the Prepayment Price with respect thereto, change the provisions of this Indenture relating to the application of the proceeds of the sale of, the Indenture Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in
      Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Prepayment Date);

            (ii) reduce the percentage of the Outstanding Amount of the Notes or of the Controlling Class, the consent of the Noteholders of which is required for any such supplemental indenture, or the consent of the Noteholders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Unmatured Events of Default or Events of Default hereunder and their consequences provided for in this Indenture;

            (iii) modify or alter (x) the provisions of the proviso to the definition of the term "Outstanding" or (y) the definition of "Controlling Class";

            (iv) reduce the percentage of the Outstanding Amount of the Notes or of the Controlling Class required to direct or consent to a sale or liquidation by the Indenture Trustee of the Indenture Trust Estate pursuant to Section 5.4 if the proceeds of such sale or liquidation would be insufficient to pay the principal amount and accrued but unpaid interest on the Notes and/or the Certificates, as applicable;

            (v) modify any provision of this Section 9.2 in any respect adverse to the interests of the Noteholders except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Basic Documents cannot be modified or waived without the consent of the holder of each Outstanding Note affected thereby;

            (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

            (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Indenture Trust Estate or, except as


                                    47                          Indenture 2007-1
otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such collateral at any time subject hereto or deprive any Noteholder of the security provided by the lien of this Indenture.

      It shall not be necessary for any Act of Noteholders under this Section
9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Noteholders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

      Section 9.3 Execution of Supplemental Indentures. In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

      Section 9.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

      Section 9.5 Conformity with Trust Indenture Act. Every amendment of this Indenture and every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

      Section 9.6 Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.


                                    48                          Indenture 2007-1

                                   ARTICLE X

                                   PREPAYMENT

      Section 10.1 Optional Prepayment. The Outstanding Notes are subject to prepayment in whole, but not in part, at the direction of the Servicer or, under certain circumstances, one or Certificateholder evidencing 100% of the Percentage Interests in the Certificates pursuant to Section 8.1 of the Sale and Servicing Agreement, on any Payment Date on which the Servicer or such a Certificateholder exercises its option to purchase the Trust Estate pursuant to
Section 8.1 of the Sale and Servicing Agreement. The Servicer or the Issuer shall furnish the Rating Agencies and the Indenture Trustee notice of such prepayment. If the Outstanding Notes are to be prepaid pursuant to this Section 10.1, the Servicer or Certificateholder evidencing 100% of the Percentage Interests in the Certificates, as applicable, shall furnish notice of such election to the Indenture Trustee not later than twenty (20) days prior to the Prepayment Date and shall deposit the Optional Purchase Price in the Collection Account as described in Section 8.1 of the Sale and Servicing Agreement, whereupon all such Outstanding Notes shall be due and payable on the Prepayment Date upon the furnishing of a notice complying with Section 10.2 to each Holder of the Outstanding Notes.

      Section 10.2 Form of Prepayment Notice. Notice of prepayment under Section
10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Issuer or the Servicer pursuant to Section 10.1, but not later than three Business Days after it has received such notice, to each Noteholder as of the close of business on the Record Date preceding the applicable Prepayment Date, at such Noteholder's address or facsimile number appearing in the Note Register.

      All notices of prepayment shall state:

            (i) the Prepayment Date;

            (ii) the Prepayment Price;

            (iii) the place where such Notes are to be surrendered for payment of the Prepayment Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2); and

            (iv) that interest on the Outstanding Notes shall cease to accrue on and after the Prepayment Date.

      Notice of prepayment of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Failure to give notice of prepayment, or any defect therein, to any Noteholder shall not impair or affect the validity of the prepayment of any other Note.

      Section 10.3 Notes Payable on Prepayment Date. The Notes shall, following notice of prepayment as required by Section 10.2, shall on the Prepayment Date become due and payable at the Prepayment Price and (unless the Issuer shall default in the payment of the Prepayment


                                    49                          Indenture 2007-1

Price) no interest shall accrue on the Prepayment Price for any period after the date to which accrued interest is calculated for purposes of calculating the Prepayment Price.

                                   ARTICLE XI

                                  MISCELLANEOUS

      Section 11.1 Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

      Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (A) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (B) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (C) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (D) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

      (b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

            (ii) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Indenture Trustee


                                    50                          Indenture 2007-1
an Independent Certificate as to the same matters, if the fair value to the Issuer of the securities to be so deposited and of all other such securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is ten percent (10%) or more of the Outstanding Amount of the Notes Outstanding, but such a certificate need not be furnished with respect to any securities so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the Outstanding Amount of the Notes Outstanding.

            (iii) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

            (iv) Other than with respect to the release of any Repurchased Receivable, whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by clause (v) below or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals ten percent (10%) or more of the Outstanding Amount of the Notes Outstanding, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the Outstanding Amount of the Notes Outstanding.

            (v) Notwithstanding Section 2.10 or any other provisions of this
      Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1, (A) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Basic Documents and (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Basic Documents.

      Section 11.2 Form of Documents Delivered to Indenture Trustee. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.


                                    51                          Indenture 2007-1

      (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Seller or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller or the Issuer, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

      (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

      Section 11.3 Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

      (c) The ownership of Notes shall be proved by the Note Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Noteholder of any Notes shall bind the Noteholder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done,


                                    52                          Indenture 2007-1
omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

      Section 11.4 Notices, etc., to Indenture Trustee, Issuer and Rating Agencies. Any request, demand, authorization, direction, notice, consent, waiver or act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

            (i) the Indenture Trustee by any Noteholder, the Servicer or the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office; or

            (ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: GS Auto Loan Trust 2007-1, in care of Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration, with a copy to the Servicer at 85 Broad Street, New York, New York 10004, Attention: Robert McDonald, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee.

      Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, telecopied or mailed by certified mail, return receipt requested, to
(i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007,
(ii) in the case of Fitch, at the following address: Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention: Structured Finance, and (iii) in the case of Dominion, at the following address: Dominion Bond Rating Service, Inc., 55 Broadway, New York, New York 10006, Attention: Structured Finance.

      Section 11.5 Notices to Noteholders; Waiver.

      (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

      (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be


                                    53                          Indenture 2007-1
filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      (c) In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

      (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Unmatured Default or Event of Default.

      Section 11.6 Alternate Payment and Notice Provisions. Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement, subject to the Indenture Trustee's consent (which consent shall not be unreasonably withheld), with any Noteholder providing for a method of payment, or notice by the Indenture Trustee or any Note Paying Agent to such Noteholder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

      Section 11.7 Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provision shall control.

      The provisions of TIA Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

      Section 11.8 Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

      Section 11.9 Successors and Assigns. All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

      Section 11.10 Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      Section 11.11 Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Indenture Secured Parties, and any other party secured hereunder, and any other Person


                                    54                          Indenture 2007-1
with an ownership interest in any part of the Indenture Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      Section 11.12 Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

      Section 11.13 GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL. (a) THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      (b) Each of the parties hereto hereby irrevocably and unconditionally.

            (i) submits for itself and its property in any legal action or proceeding relating to this Indenture or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

            (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

            (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with
      Section 9.4; and

            (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

      (c) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE OTHER BASIC DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

      Section 11.14 Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


                                    55                          Indenture 2007-1

      Section 11.15 Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

      Section 11.16 Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in their individual capacities, (ii) any owner of a beneficial interest in the Issuer, (iii) the Servicer, the Depositor or the Seller or (iv) any partner, owner, beneficiary, agent, officer, director, employee or agent of any Person described in clauses (i), (ii) and (iii) above, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities), and except that any such partner, owner or beneficiary shall be, in the case of the Issuer, Servicer, Depositor or the Seller fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI and VII of the Trust Agreement.

      Section 11.17 No Petition. The Indenture Trustee, by entering into this Indenture, and each Noteholder or Note Owner, by accepting a Note or, in the case of a Note Owner, a beneficial interest in a Note, hereby covenant and agree that prior to the end of the period that is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Depositor holds any interest, they will not institute against the Issuer, or join in, or assist or encourage others to institute any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

      Section 11.18 Subordination Agreement. Each Noteholder, by accepting a Note, hereby covenants and agrees that, to the extent it is deemed to have any interest in any assets of the Depositor, or a securitization vehicle (other than the Issuer) related to the Depositor, dedicated to other debt obligations of the Depositor or debt obligations of any other securitization vehicle (other than the Issuer) related to the Depositor, its interest in those assets is subordinate to claims or rights of such other debtholders to those other assets. Furthermore, each Noteholder, by accepting a Note, hereby covenants and agrees that such agreement constitutes a subordination agreement for purposes of
Section 510(a) of the Bankruptcy Code.

      Section 11.19 No Recourse. Notwithstanding any provisions herein to the contrary, all of the obligations of the Issuer under or in connection with the Notes and this Indenture are nonrecourse obligations of the Issuer payable solely from the Collateral and following realization of the Collateral and its reduction to zero, any claims of the Noteholders and the Indenture Trustee against the Issuer shall be extinguished and shall not thereafter revive. It is understood that the foregoing provisions of this Section 11.19 shall not (i) prevent recourse to the Collateral


                                    56                          Indenture 2007-1
for the sums due or to become due under any security, instrument or agreement which is part of the Collateral or (ii) constitute a waiver, release or discharge of any indebtedness or obligation evidenced by the Notes or secured by this Indenture (to the extent it relates to the obligation to make payments on the Notes) until such Collateral has been realized and reduced to zero, whereupon any outstanding indebtedness or obligation in respect of the Notes shall be extinguished and shall not thereafter revive. It is further understood that the foregoing provisions of this Section 11.19 shall not limit the right of any Person to name the Issuer as a party defendant in any Proceeding or in the exercise of any other remedy under the Notes or this Indenture, so long as no judgment in the nature of a deficiency judgment shall be asked for or (if obtained) enforced against any such Person or entity.

      Section 11.20 Limitation of Liability of Owner Trustee. It is expressly understood and agreed by and between the parties hereto that (i) this Indenture is executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee of the Issuer in the exercise of the power and authority conferred and vested in it as such Owner Trustee, (ii) each of the representations, undertakings and agreements made herein by the Issuer are not personal representations, undertakings and agreements of Wilmington Trust Company, but are binding only on the Issuer, (iii) nothing contained herein shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant of the Issuer, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under any such party, and (iv) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture.

      Section 11.21 Subcertifications of Indenture Trustee in Connection with Sarbanes-Oxley Certifications. No later than ten (10) Business Days prior to the date on which any Annual Report on Form 10-K with respect to the Issuer is required to be filed, the Indenture Trustee shall deliver to the Depositor an officer's certificate in the form set forth in Appendix B.

      Section 11.22 Preparation of Exchange Act Reports. The Indenture Trustee shall prepare and file with the Securities and Exchange Commission (other than the initial Current Report on Form 8-K to be filed by the Depositor or the Issuer in connection with the issuance of the Securities) and the Depositor and the Servicer, or either of them, shall sign any and all reports, statements and information respecting the Issuer and/or the Notes required to be filed, pursuant to the Securities Exchange Act of 1934, as amended, and the rules thereunder ("1934 Act Documents"). Without limiting the foregoing, the Indenture Trustee shall use reasonable efforts to obtain all information required to be included in the 1934 Act Documents and shall promptly notify the Servicer and the Depositor in the event it is unable to timely obtain any required information from a Receivables Servicer or any other Person. Unless otherwise advised by the Depositor, the Indenture Trustee shall assume that all 1934 Act Documents shall consist of only the following: Form 10-D reports attaching the related Monthly Noteholder Report to be filed each month beginning in July 2007 through January 2008, a Form 15 to be filed in January 2008 (provided, however, that if the criteria for filing a Form 15 is not met, the Indenture Trustee shall continue filing the monthly and annual forms), and a Form 10-K to be filed in March 2008 including the compliance statements, attestations and assessments. Unless otherwise advised by


                                    57                          Indenture 2007-1
the Depositor, the Indenture Trustee shall assume that the Depositor is in compliance with the preceding sentence. In no event shall the Indenture Trustee have any liability for any inaccuracy in any 1934 Act Document resulting from any inaccuracy in any information provided by any Receivables Servicer or the failure of any other party to provide required information.

Section 11.23       Information to Be Provided by the Indenture Trustee.

            (a) The parties hereto acknowledge and agree that the purpose of this Section 11.23 is to facilitate compliance by the Issuer, the Depositor, the Servicer and their affiliates, assignees and designees (collectively, "Issuer Parties") with the provisions of applicable law, including the federal securities laws and the related rules and regulations of the Commission. The Indenture Trustee agrees to comply with reasonable requests made by the Issuer Parties for delivery of any and all disclosure, statements, reports, certifications, records and any other information necessary in the reasonable, good faith determination of the Issuer to permit the Issuer Parties at the expense of the Servicer to comply with the provisions of applicable law (or, at the request of any Issuer Party, backup certifications with respect to any of the foregoing to be delivered by an Issuer Party).

            (b) Without limiting the generality of paragraph (a) above, for so long as the Issuer is required to report under the Exchange Act, the Indenture Trustee shall (i) on or before the fifth Business Day of each month, provide to the Servicer, in writing, such information regarding the Indenture Trustee as is required to be included in the 1934 Act Reports pursuant to Form 10-D and Items 1117 of Regulation AB; provided, however, that the Indenture Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Indenture Trustee to the Servicer, and (ii) as promptly as practicable following notice to or discovery by an Authorized Officer of the Indenture Trustee of any changes to such information, provide to the Servicer, in writing, such updated information.

            (c) As soon as available but no later than March 10 of each calendar year for so long as the Issuer is required to report under the Exchange Act, commencing in 2008, the Indenture Trustee shall:

                  (i) provide to the Servicer, in writing, such information
            regarding the Indenture Trustee as is required to be included in the 1934 Act Reports pursuant to Form 10-K and Items 1117 and 1119 of Regulation AB; provided, however, that the Indenture Trustee shall not be required to provide such information in the event that there has been no change to the information previously provided by the Indenture Trustee to Servicer.

                  (ii) deliver to the Servicer a report regarding the Indenture
            Trustee's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under paragraph (b) of Rule 13a-18, Rule 15d-18 of the Exchange Act and
            Item 1122 of Regulation AB. Such report shall be signed by an authorized officer of the Indenture Trustee, and shall address each of the Servicing Criteria specified in Appendix A as applicable to the Indenture


                                    58                          Indenture 2007-1

            Trustee or such criteria as mutually agreed upon by the Servicer and the Indenture Trustee; and

                  (iii) deliver to the Servicer a report of an independent
            certified public accounting firm that attests to, and reports on, the assessment of compliance made by the Indenture Trustee and delivered pursuant to the preceding paragraph. Such attestation report shall be in accordance with the requirements of Rule 15d-18 under the Exchange Act and Item 1122(b) of Regulation AB.


                                    59                          Indenture 2007-1

      IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                         GS AUTO LOAN TRUST 2007-1

                                         By: WILMINGTON TRUST COMPANY,
                                             not in its individual capacity
                                             but solely as Owner Trustee of
                                             GS Auto Loan Trust 2007-1

                                         By: /s/ J. Christopher Murphy
                                             -----------------------------------
                                             Name:  J. Christopher Murphy
                                             Title: Financial Services Officer

                                         THE BANK OF NEW YORK,
                                         not in its individual capacity
                                         but solely as Indenture Trustee

                                         By: /s/ Jared Fischer
                                             -----------------------------------
                                             Name:  Jared Fischer
                                             Title: Assistant Treasurer


                                   S-1                          Indenture 2007-1

                       APPENDIX A

--------------------------------------------------------------------------------
                                                                 Applicable
                             Servicing Criteria              Servicing Criteria
--------------------------------------------------------------------------------
 Reference                        Criteria
--------------------------------------------------------------------------------
                   General Servicing Considerations
--------------------------------------------------------------------------------
1122(d)(1)(i)      Policies and procedures are             Indenture Trustee
                   instituted to monitor any
                   performance or other triggers and
                   events of default in accordance with
                   the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(1)(ii)     If any material servicing activities    Servicer
                   are outsourced to third parties,
                   policies and procedures are
                   instituted to monitor the third
                   party's performance and compliance
                   with such servicing activities.
--------------------------------------------------------------------------------
1122(d)(1)(iii)    Any requirements in the transaction     N/A
                   agreements to maintain a back-up
                   servicer for the pool assets are
                   maintained.
--------------------------------------------------------------------------------
1122(d)(1)(iv)     A fidelity bond and errors and          N/A
                   omissions policy is in effect on the
                   party participating in the servicing
                   function throughout the reporting
                   period in the amount of coverage
                   required by and otherwise in
                   accordance with the terms of the
                   transaction agreements.
--------------------------------------------------------------------------------
                  Cash Collection and Administration
--------------------------------------------------------------------------------
1122(d)(2)(i)      Payments on pool assets are             Fidelity, Ford,
                   deposited into the appropriate          Huntington
                   custodial bank accounts and related
                   bank clearing accounts no more than
                   two business days following receipt,
                   or such other number of days
                   specified in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(2)(ii)     Disbursements made via wire transfer    Fidelity, Ford,
                   on behalf of an obligor or to an        Huntington,
                   investor are made only by authorized    Indenture Trustee
                   personnel.
--------------------------------------------------------------------------------
1122(d)(2)(iii)    Advances of funds or guarantees         Huntington
                   regarding collections, cash flows or
                   distributions, and any interest or
                   other fees charged for such
                   advances, are made, reviewed and
                   approved as specified in the
                   transaction agreements.
--------------------------------------------------------------------------------
1122(d)(2)(iv)     The related accounts for the            Indenture Trustee
                   transaction, such as cash reserve
                   accounts or accounts established as
                   a form of overcollateralization, are
                   separately maintained (e.g., with
                   respect to commingling of cash) as
                   set forth in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(2)(v)      Each custodial account is maintained    Indenture Trustee
                   at a federally insured depository
                   institution as set forth in the
                   transaction agreements. For purposes
                   of this criterion, "federally
                   insured depository institution" with
                   respect
--------------------------------------------------------------------------------


                                  Appendix A-1

--------------------------------------------------------------------------------
                                                                 Applicable
                             Servicing Criteria              Servicing Criteria
--------------------------------------------------------------------------------
 Reference                        Criteria
--------------------------------------------------------------------------------
                   to a foreign financial
                   institution means a foreign
                   financial institution that meets the
                   requirements of Rule 13k-1(b)(1) of
                   the Securities Exchange Act.
--------------------------------------------------------------------------------
1122(d)(2)(vi)     Unissued checks are safeguarded so      N/A
                   as to prevent unauthorized access.
--------------------------------------------------------------------------------
1122(d)(2)(vii)    Reconciliations are prepared on a       Indenture Trustee
                   monthly basis for all asset-backed
                   securities related bank accounts,
                   including custodial accounts and
                   related bank clearing accounts.
                   These reconciliations are (A)
                   mathematically accurate; (B)
                   prepared within 30 calendar days
                   after the bank statement cutoff
                   date, or such other number of days
                   specified in the transaction
                   agreements; (C) reviewed and
                   approved by someone other than the
                   person who prepared the
                   reconciliation; and (D) contain
                   explanations for reconciling items.
                   These reconciling items are resolved
                   within 90 calendar days of their
                   original identification, or such
                   other number of days specified in
                   the transaction agreements.
--------------------------------------------------------------------------------
                   Investor Remittances and Reporting
--------------------------------------------------------------------------------
1122(d)(3)(i)      Reports to investors, including         Indenture Trustee
                   those to be filed with the
                   Commission, are maintained in
                   accordance with the transaction
                   agreements and applicable Commission
                   requirements. Specifically, such
                   reports (A) are prepared in
                   accordance with timeframes and other
                   terms set forth in the transaction
                   agreements; (B) provide information
                   calculated in accordance with the
                   terms specified in the transaction
                   agreements; (C) are filed with the
                   Commission as required by its rules
                   and regulations; and (D) agree with
                   investors' or the trustee's records
                   as to the total unpaid principal
                   balance and number of pool assets
                   serviced by the Servicer.
--------------------------------------------------------------------------------
1122(d)(3)(ii)     Amounts due to investors are            Indenture Trustee,
                   allocated and remitted in accordance    Data Aggregator
                   with timeframes, distribution
                   priority and other terms set forth
                   in the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(3)(iii)    Disbursements made to an investor       Indenture Trustee
                   are posted within two business days
                   to the Servicer's investor records,
                   or such other number of days
                   specified in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(3)(iv)     Amounts remitted to investors per       Indenture Trustee
                   the investor reports agree with
                   cancelled checks, or other form of
                   payment, or custodial bank
                   statements.
--------------------------------------------------------------------------------


                                  Appendix A-2

--------------------------------------------------------------------------------
                                                                 Applicable
                             Servicing Criteria              Servicing Criteria
--------------------------------------------------------------------------------
 Reference                        Criteria
--------------------------------------------------------------------------------
                     Pool Asset Administration
--------------------------------------------------------------------------------
1122(d)(4)(i)      Collateral or security on pool          Fidelity, Ford,
                   assets is maintained as required by     Huntington
                   the transaction agreements or
                   related asset pool documents.
--------------------------------------------------------------------------------
1122(d)(4)(ii)     Pool assets and related documents       Fidelity, Ford,
                   are safeguarded as required by the      Huntington
                   transaction agreements
--------------------------------------------------------------------------------
1122(d)(4)(iii)    Any additions, removals or              Fidelity, Ford,
                   substitutions to the asset pool are     Huntington
                   made, reviewed and approved in
                   accordance with any conditions or
                   requirements in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(4)(iv)     Payments on pool assets, including      Fidelity, Ford,
                   any payoffs, made in accordance with    Huntington
                   the related pool asset documents are
                   posted to the Servicer's obligor
                   records maintained no more than two
                   business days after receipt, or such
                   other number of days specified in
                   the transaction agreements, and
                   allocated to principal, interest or
                   other items (e.g., escrow) in
                   accordance with the related asset
                   pool documents.
--------------------------------------------------------------------------------
1122(d)(4)(v)      The Servicer's records regarding the    Fidelity, Ford,
                   accounts and the accounts agree with    Huntington
                   the Servicer's records with respect
                   to an obligor's unpaid principal
                   balance.
--------------------------------------------------------------------------------
1122(d)(4)(vi)     Changes with respect to the terms or    Fidelity, Ford,
                   status of an obligor's account          Huntington
                   (e.g., loan modifications or
                   re-agings) are made, reviewed and
                   approved by authorized personnel in
                   accordance with the transaction
                   agreements and related pool asset
                   documents.
--------------------------------------------------------------------------------
1122(d)(4)(vii)    Loss mitigation or recovery actions     Fidelity, Ford,
                   (e.g., forbearance plans,               Huntington
                   modifications and deeds in lieu of
                   foreclosure, foreclosures and
                   repossessions, as applicable) are
                   initiated, conducted and concluded
                   in accordance with the timeframes or
                   other requirements established by
                   the transaction agreements.
--------------------------------------------------------------------------------
1122(d)(4)(viii)   Records documenting collection          Fidelity, Ford,
                   efforts are maintained during the       Huntington
                   period a pool asset is delinquent in
                   accordance with the transaction
                   agreements. Such records are
                   maintained on at least a monthly
                   basis, or such other period
                   specified in the transaction
                   agreements, and describe the
                   entity's activities in monitoring
                   delinquent pool assets including,
                   for example, phone calls, letters
                   and payment rescheduling plans in
                   cases where delinquency is deemed
                   temporary (e.g., illness or
                   unemployment).
--------------------------------------------------------------------------------


                                  Appendix A-3

--------------------------------------------------------------------------------
                                                                 Applicable
                             Servicing Criteria              Servicing Criteria
--------------------------------------------------------------------------------
 Reference                        Criteria
--------------------------------------------------------------------------------
1122(d)(4)(ix)     Adjustments to interest rates or        N/A
                   rates of return for pool assets with
                   variable rates are computed based on
                   the related pool asset documents.
--------------------------------------------------------------------------------
1122(d)(4)(x)      Regarding any funds held in trust       N/A
                   for an obligor (such as escrow
                   accounts): (A) such funds are
                   analyzed, in accordance with the
                   obligor's Account documents, on at
                   least an annual basis, or such other
                   period specified in the transaction
                   agreements; (B) interest on such
                   funds is paid, or credited, to
                   obligors in accordance with
                   applicable Account documents and
                   state laws; and (C) such funds are
                   returned to the obligor within 30
                   calendar days of full repayment of
                   the related Accounts, or such other
                   number of days specified in the
                   transaction agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xi)     Payments made on behalf of an           N/A
                   obligor (such as tax or insurance
                   payments) are made on or before the
                   related penalty or expiration dates,
                   as indicated on the appropriate
                   bills or notices for such payments,
                   provided that such support has been
                   received by the servicer at least 30
                   calendar days prior to these dates,
                   or such other number of days
                   specified in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xii)    Any late payment penalties in           N/A
                   connection with any payment to be
                   made on behalf of an obligor are
                   paid from the servicer's funds and
                   not charged to the obligor, unless
                   the late payment was due to the
                   obligor's error or omission.
--------------------------------------------------------------------------------
1122(d)(4)(xiii)   Disbursements made on behalf of an      Fidelity, Ford,
                   obligor are posted within two           Huntington
                   business days to the obligor's
                   records maintained by the servicer,
                   or such other number of days
                   specified in the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xiv)    Delinquencies, charge-offs and          Fidelity, Ford,
                   uncollectible accounts are              Huntington
                   recognized and recorded in
                   accordance with the transaction
                   agreements.
--------------------------------------------------------------------------------
1122(d)(4)(xv)     Any external enhancement or other       N/A
                   support, identified in Item
                   1114(a)(1) through (3) or Item 1115
                   of Regulation AB, is maintained as
                   set forth in the transaction
                   agreements.
--------------------------------------------------------------------------------


                                  Appendix A-4

                                   APPENDIX B

               FORM OF SOX BACKUP CERTIFICATION TO BE PROVIDED TO
                     THE DEPOSITOR BY THE INDENTURE TRUSTEE

Goldman Sachs Asset Backed Securities Corp.
85 Broad Street
New York, NY  10004

       Re:  GS Auto Loan Trust 2007-1

      Reference is made to the Indenture (the "Indenture"), dated as of June 28, 2007, among GS Auto Loan Trust 2007-1 (the "Issuer") and The Bank of New York, (the "Indenture Trustee"). Capitalized terms used herein have the meanings set forth in Appendix A to the Sale and Servicing Agreement. The Indenture Trustee hereby certifies to Goldman Sachs Asset Backed Securities Corp. (the "Depositor"), and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      (i) The Indenture Trustee has reviewed the annual report on Form 10-K for the fiscal year [ ], and all reports on Form 10-D containing distribution reports filed in respect of periods included in the year covered by that annual report, relating to the above-referenced trust (the "Reports");

      (ii) Based on my knowledge, the information in the Reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading.

      In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties: The Huntington National Bank, as Receivables Servicer, Ford Motor Credit Company, as Receivables Servicer and Fidelity Bank, as Receivables Servicer.

Date:

THE BANK OF NEW YORK, as Indenture Trustee


By:______________________________
Name:
Title:


                                  Appendix B-1

                                   EXHIBIT A-1

                             FORM OF CLASS A-1 NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

         REGISTERED             $165,110,000

         No. A-1-1              CUSIP NO. 40052M AA2

         GS AUTO LOAN TRUST 2007-1

         CLASS A-1 5.3436% ASSET BACKED NOTES

      GS Auto Loan Trust 2007-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED SIXTY-FIVE MILLION ONE HUNDRED TEN THOUSAND dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction, the numerator of which is $165,110,000 (the original face amount of this Note) and the denominator of which is $165,110,000 by (ii) the aggregate amount, if any, payable to holders of Class A-1 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-1 Notes pursuant to Section 3.1 of the Indenture dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the July 2008 Payment Date (the "Class A-1 Final Scheduled Payment Date"). Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

      The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case


                                      A-1-1
of the first Payment Date, subject to certain limitations contained in Section
3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the previous Payment Date on which interest has been paid (or, in the case of the initial Payment Date, from the Closing Date) to but excluding such Payment Date. Interest will be computed on the basis of actual days elapsed and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]


                                      A-1-2

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

      Date: ____________, 2007

                                   GS AUTO LOAN TRUST 2007-1

                                   By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but solely
                                   as Owner Trustee of GS Auto Loan Trust 2007-1

                                   By:__________________________________________
                                   Name:
                                   Title:


                                      A-1-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class A-1 Notes designated above and referred to in the within-mentioned Indenture.

      Date: ____________, 2007

                                   THE BANK OF NEW YORK,
                                   not in its individual capacity but solely as Indenture Trustee

                                   By:__________________________________________
                                   Name:
                                   Title:


                                      A-1-4

                                [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-1 5.3436 % Asset Backed Notes (the "Class A-1 Notes") which, together with the Issuer's other Class A Notes, the Class B Notes, the Class C Notes and Class D Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

      Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes, Class C Notes and Class D Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal of the Class A-1 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 16, 2007.

      As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-1 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal


                                      A-1-5
amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be prepaid, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

      As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.


                                      A-1-6

      The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

      Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, shall be deemed to represent and warrant that either (a) it is not (and throughout the period it holds such Note will not be) and is not acting on behalf of (and throughout the period it holds such Note will not be acting on behalf of) (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to Part 4 of Title I of ERISA, (ii) a "plan" as defined in Section 4975 of the Code, (iii) an entity deemed to hold the plan assets of any of the foregoing or (iv) another employee benefit plan subject to a law that is similar to Title I of ERISA or Section 4975 of the Code or (b) the acquisition, holding and disposition of this Note (or beneficial interest herein) will not result in a nonexempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

      Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.


                                      A-1-7

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

      No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                      A-1-8

                                   ASSIGNMENT

   Social Security or taxpayer I.D. or other identifying number of assignee:

   -----------------------------------------------------------

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   (name and address of assignee)

      the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said

         ------------------------------------

      Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:                                                             */
                ---------------------           ------------------------------
                                                Signature Guaranteed

                                                                            */
                                                ------------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.


                                      A-1-9

                                   EXHIBIT A-2

                             FORM OF CLASS A-2 NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      REGISTERED                   $147,144,000

      No. A-2-1                    CUSIP NO. 40052M AB0

      GS AUTO LOAN TRUST 2007-1

      CLASS A-2 5.39% ASSET BACKED NOTES

      GS Auto Loan Trust 2007-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED FORTY-SEVEN MILLION ONE HUNDRED FORTY-FOUR THOUSAND dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $147,144,000 (the original face amount of this Note) and the denominator of which is $147,144,000 by (ii) the aggregate amount, if any, payable to holders of Class A-2 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-2 Notes pursuant to Section 3.1 of the Indenture dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the February 2010 Payment Date (the "Class A-2 Final Scheduled Payment Date"). No payments of principal of the Class A-2 Notes will be made until the Class A-1 Notes have been paid in full. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

      The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the


                                      A-2-1
principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the 15th day of the calendar month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]


                                      A-2-2

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

      Date: ____________, 2007

                                    GS AUTO LOAN TRUST 2007-1

                                    By: WILMINGTON TRUST COMPANY, not in its
                                    individual capacity but solely as Owner
                                    Trustee of GS Auto Loan Trust 2007-1

                                    By:_________________________________________
                                    Name:
                                    Title:


                                      A-2-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class A-2 Notes designated above and referred to in the within-mentioned Indenture.

      Date: ____________, 2007

                                    THE BANK OF NEW YORK,
                                    not in its individual capacity but
                                    solely as Indenture Trustee

                                    By:_________________________________________
                                    Name:
                                    Title:


                                      A-2-4

                                [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-2 5.39% Asset Backed Notes (the "Class A-2 Notes"), which together with the Issuer's other Class A Notes, the Class B Notes, the Class C Notes and Class D Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

      Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes, Class C Notes and Class D Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal of the Class A-2 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 16, 2007.

      As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-2 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be


                                      A-2-5
available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

      The Issuer shall pay interest on overdue installments of interest at the Class A-2 Interest Rate to the extent lawful.

      As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

      As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or


                                      A-2-6
similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

      Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, shall be deemed to represent and warrant that either (a) it is not (and throughout the period it holds such Note will not be) and is not acting on behalf of (and throughout the period it holds such Note will not be acting on behalf of) (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to Part 4 of Title I of ERISA, (ii) a "plan" as defined in Section 4975 of the Code, (iii) an entity deemed to hold the plan assets of any of the foregoing or (iv) another employee benefit plan subject to a law that is similar to Title I of ERISA or Section 4975 of the Code or (b) the acquisition, holding and disposition of this Note (or beneficial interest herein) will not result in a nonexempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

      Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.


                                      A-2-7

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

      No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                      A-2-8

                                   ASSIGNMENT

   Social Security or taxpayer I.D. or other identifying number of assignee:

   -----------------------------------------------------------

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   (name and address of assignee)

      the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said

         ------------------------------------

      Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:                                                             */
                ---------------------           ------------------------------
                                                Signature Guaranteed

                                                                            */
                                                ------------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.


                                      A-2-9

                                   EXHIBIT A-3

                             FORM OF CLASS A-3 NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      REGISTERED                $182,194,000

      No. A-3-1                 CUSIP NO. 40052M AC8

      GS AUTO LOAN TRUST 2007-1

      CLASS A-3 5.39% ASSET BACKED NOTES

      GS Auto Loan Trust 2007-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED EIGHTY-TWO MILLION ONE HUNDRED NINETY-FOUR THOUSAND dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $182,194,000 (the original face amount of this Note) and the denominator of which is $182,194,000 by (ii) the aggregate amount, if any, payable to holders of Class A-3 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-3 Notes pursuant to Section 3.1 of the Indenture dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the December 2011 Payment Date (the "Class A-3 Final Scheduled Payment Date"). No payments of principal of the Class A-3 Notes will be made until the Class A-1 Notes and the Class A-2 have been paid in full. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

      The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the


                                      A-3-1
principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the 15th day of the calendar month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]


                                      A-3-2

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

      Date: ____________, 2007

                                    GS AUTO LOAN TRUST 2007-1

                                    By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee of GS Auto Loan Trust 2007-1

                                    By:_________________________________________
                                    Name:
                                    Title:


                                      A-3-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class A-3 Notes designated above and referred to in the within-mentioned Indenture.

      Date: ____________, 2007

                                    THE BANK OF NEW YORK,
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:_________________________________________
                                    Name:
                                    Title:


                                      A-3-4

                                [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-3 5.39% Asset Backed Notes (the "Class A-3 Notes") which, together with the Issuer's other Class A Notes, the Class B Notes, the Class C Notes and Class D Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

      Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes, Class C Notes and Class D Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal of the Class A-3 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 16, 2007.

      As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-3 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-3 Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be


                                      A-3-5
available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

      The Issuer shall pay interest on overdue installments of interest at the Class A-3 Interest Rate to the extent lawful.

      As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

      As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or


                                      A-3-6
similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

      Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, shall be deemed to represent and warrant that either (a) it is not (and throughout the period it holds such Note will not be) and is not acting on behalf of (and throughout the period it holds such Note will not be acting on behalf of) (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to Part 4 of Title I of ERISA, (ii) a "plan" as defined in Section 4975 of the Code, (iii) an entity deemed to hold the plan assets of any of the foregoing or (iv) another employee benefit plan subject to a law that is similar to Title I of ERISA or Section 4975 of the Code or (b) the acquisition, holding and disposition of this Note (or beneficial interest herein) will not result in a nonexempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

      Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.


                                      A-3-7

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

      No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                      A-3-8

                                   ASSIGNMENT

   Social Security or taxpayer I.D. or other identifying number of assignee:

   -----------------------------------------------------------

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   (name and address of assignee)

      the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said

         ------------------------------------

      Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:                                                             */
                ---------------------           ------------------------------
                                                Signature Guaranteed

                                                                            */
                                                ------------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.


                                      A-3-9

                                   EXHIBIT A-4

                             FORM OF CLASS A-4 NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      REGISTERED              $107,961,000

      No. A-4-1               CUSIP NO. 40052M AD6

      GS AUTO LOAN TRUST 2007-1

      CLASS A-4 5.48% ASSET BACKED NOTES

      GS Auto Loan Trust 2007-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ONE HUNDRED SEVEN MILLION NINE HUNDRED SIXTY-ONE THOUSAND dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $107,961,000 (the original face amount of this Note) and the denominator of which is $107,961,000 by (ii) the aggregate amount, if any, payable to holders of Class A-4 Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class A-4 Notes pursuant to Section 3.1 of the Indenture dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the December 2014 Payment Date (the "Class A-4 Final Scheduled Payment Date"). No payments of principal of the Class A-4 Notes will be made until the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes have been paid in full. Capitalized terms used but not defined herein are defined in
Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

      The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the


                                      A-4-1
principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the 15th day of the calendar month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]


                                      A-4-2

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

      Date: ____________, 2007

                                    GS AUTO LOAN TRUST 2007-1

                                    By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee of GS Auto Loan Trust 2007-1

                                    By:_________________________________________
                                    Name:
                                    Title:


                                      A-4-3

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class A-4 Notes designated above and referred to in the within-mentioned Indenture.

      Date: ____________, 2007

                                    THE BANK OF NEW YORK,
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:_________________________________________
                                    Name:
                                    Title:


                                      A-4-4

                                [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class A-4 5.48% Asset Backed Notes (the "Class A-4 Notes") which, together with the Issuer's other Class A Notes, the Class B Notes, the Class C Notes and Class D Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

      Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes, Class C Notes and Class D Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal of the Class A-4 Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 16, 2007.

      As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the Class A-4 Final Scheduled Payment Date. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class A-4 Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be


                                      A-4-5
available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

      The Issuer shall pay interest on overdue installments of interest at the Class A-4 Interest Rate to the extent lawful.

      As provided in the Indenture, the Notes may be redeemed, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

      As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or


                                      A-4-6
similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

      Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, shall be deemed to represent and warrant that either (a) it is not (and throughout the period it holds such Note will not be) and is not acting on behalf of (and throughout the period it holds such Note will not be acting on behalf of) (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to Part 4 of Title I of ERISA, (ii) a "plan" as defined in Section 4975 of the Code, (iii) an entity deemed to hold the plan assets of any of the foregoing or (iv) another employee benefit plan subject to a law that is similar to Title I of ERISA or Section 4975 of the Code or (b) the acquisition, holding and disposition of this Note (or beneficial interest herein) will not result in a nonexempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.


                                      A-4-7

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

      No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.


                                      A-4-8

                                   ASSIGNMENT

   Social Security or taxpayer I.D. or other identifying number of assignee:

   -----------------------------------------------------------

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   (name and address of assignee)

      the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said

         ------------------------------------

      Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:                                                             */
                ---------------------           ------------------------------
                                                Signature Guaranteed

                                                                            */
                                                ------------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.


                                      A-4-9

                                    EXHIBIT B

                              FORM OF CLASS B NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      PAYMENTS ON THIS NOTE ARE SUBORDINATE TO THE PAYMENT OF PRINCIPAL OF, AND INTEREST ON, THE CLASS A NOTES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      REGISTERED                $24,689,000

      No. B-1                   CUSIP NO. 40052M AE4

      GS AUTO LOAN TRUST 2007-1

      CLASS B 5.53% ASSET BACKED NOTES

      GS Auto Loan Trust 2007-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of TWENTY-FOUR MILLION SIX HUNDRED EIGHTY-NINE THOUSAND dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $24,689,000 (the original face amount of this Note) and the denominator of which is $24,689,000 by (ii) the aggregate amount, if any, payable to holders of Class B Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class B Notes pursuant to Section 3.1 of the Indenture dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the December 2014 Payment Date (the "Class B Final Scheduled Payment Date") and the Prepayment Date, if any, pursuant to Section 10.1 of the Indenture. No payments of principal of the Class B Notes will be made until the Class A Notes have been paid to the extent required under the terms of the Indenture. Capitalized terms used but not defined herein are defined in

Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

      The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the 15th day of the calendar month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

      Date: ____________, 2007

                                    GS AUTO LOAN TRUST 2007-1

                                    By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee of GS Auto Loan Trust 2007-1

                                    By:_________________________________________
                                    Name:
                                    Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class B Notes designated above and referred to in the within-mentioned Indenture.

      Date: ____________, 2007

                                    THE BANK OF NEW YORK,
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:_________________________________________
                                    Name:
                                    Title:

                                [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class B 5.53% Asset Backed Note (the "Class B Notes") which, together with the Issuer's other Class B Notes, the Class A Notes, the Class C Notes and Class D Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

      Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes, Class C Notes and Class D Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal of the Class B Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 16, 2007.

      As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class B Final Scheduled Payment Date and the Prepayment Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class B Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

      The Issuer shall pay interest on overdue installments of interest at the Class B Interest Rate to the extent lawful.

      As provided in the Indenture, the Notes may be prepaid, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

      The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

      Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, shall be deemed to represent and warrant that either (a) it is not (and throughout the period it holds such Note will not be) and is not acting on behalf of (and throughout the period it holds such Note will not be acting on behalf of) (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to Part 4 of Title I of ERISA, (ii) a "plan" as defined in Section 4975 of the Code, (iii) an entity deemed to hold the plan assets of any of the foregoing or (iv) another employee benefit plan subject to a law that is similar to Title I of ERISA or Section 4975 of the Code or (b) the acquisition, holding and disposition of this Note (or beneficial interest herein) will not result in a nonexempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

      Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Notes issued thereunder.

      The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

      No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

   Social Security or taxpayer I.D. or other identifying number of assignee:

   -----------------------------------------------------------

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   (name and address of assignee)

      the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said

         ------------------------------------

      Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:                                                             */
                ---------------------           ------------------------------
                                                Signature Guaranteed

                                                                            */
                                                ------------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                    EXHIBIT C

                              FORM OF CLASS C NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      PAYMENTS ON THIS NOTE ARE SUBORDINATE TO THE PAYMENT OF PRINCIPAL OF, AND INTEREST ON, THE CLASS A NOTES AND THE CLASS B NOTES.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      REGISTERED                $18,105,000

      No. C-1                   CUSIP NO. 40052M AF1

      GS AUTO LOAN TRUST 2007-1

      CLASS C 5.74% ASSET BACKED NOTES

      GS Auto Loan Trust 2007-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of EIGHTEEN MILLION ONE HUNDRED FIVE THOUSAND dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $18,105,000 (the original face amount of this Note) and the denominator of which is $18,105,000 by (ii) the aggregate amount, if any, payable to holders of Class C Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class C Notes pursuant to Section 3.1 of the Indenture dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the December 2014 Payment Date (the "Class C Final Scheduled Payment Date") and the Prepayment Date, if any, pursuant to Section 10.1 of the Indenture. No payments of principal of the Class C Notes will be made until the Class A Notes and Class B Notes have been paid to the extent required under the terms of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

      The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the 15th day of the calendar month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

      Date: ____________, 2007

                                   GS AUTO LOAN TRUST 2007-1

                                   By: WILMINGTON TRUST COMPANY,
                                   not in its individual capacity but solely as Owner Trustee of GS Auto Loan Trust 2007-1

                                   By:__________________________________________
                                   Name:
                                   Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class C Notes designated above and referred to in the within-mentioned Indenture.

      Date: ____________, 2007

                                   THE BANK OF NEW YORK,
                                   not in its individual capacity but solely as Indenture Trustee

                                   By:__________________________________________
                                   Name:
                                   Title:

                                [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class C 5.74% Asset Backed Notes (the "Class C Notes") which, together with the Issuer's other Class C Notes, the Class A Notes, the Class B Notes and Class D Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

      Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes, Class C Notes and Class D Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal of the Class C Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 16, 2007.

      As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class C Final Scheduled Payment Date and the Prepayment Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class C Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

      The Issuer shall pay interest on overdue installments of interest at the Class C Interest Rate to the extent lawful.

      As provided in the Indenture, the Notes may be prepaid, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

      The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

      Each Noteholder or Note Owner, by its acceptance of this Note or, in the case of a Note Owner, a beneficial interest in this Note, shall be deemed to represent and warrant that either (a) it is not (and throughout the period it holds such Note will not be) and is not acting on behalf of (and throughout the period it holds such Note will not be acting on behalf of) (i) an "employee benefit plan" as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is subject to Part 4 of Title I of ERISA, (ii) a "plan" as defined in Section 4975 of the Code, (iii) an entity deemed to hold the plan assets of any of the foregoing or (iv) another employee benefit plan subject to a law that is similar to Title I of ERISA or Section 4975 of the Code or (b) the acquisition, holding and disposition of this Note (or beneficial interest herein) will not result in a nonexempt prohibited transaction under Section 406 of ERISA, Section 4975 of the Code or any similar applicable law.

      Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

      No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

   Social Security or taxpayer I.D. or other identifying number of assignee:

   -----------------------------------------------------------

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   (name and address of assignee)

      the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said

         ------------------------------------

      Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:                                                             */
                ---------------------           ------------------------------
                                                Signature Guaranteed

                                                                            */
                                                ------------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                                    EXHIBIT D

                              FORM OF CLASS D NOTE

      UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      PAYMENTS ON THIS NOTE ARE SUBORDINATE TO THE PAYMENT OF PRINCIPAL OF, AND INTEREST ON, THE CLASS A NOTES, THE CLASS B NOTES AND THE CLASS C NOTES.

      THIS CLASS D NOTE ("CLASS D NOTE") HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, TRANSFER OF THIS CLASS D NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.5 OF THE INDENTURE. BY ITS ACCEPTANCE OF THIS CLASS D NOTE, THE HOLDER OF THIS CLASS D NOTE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE INDENTURE TRUSTEE THAT IT IS EITHER A "QUALIFIED INSTITUTIONAL BUYER" (A "QIB"), AS SUCH TERM IS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") AND IS ACQUIRING THIS CLASS D NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QIBS) OR IT IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) AND IS ACQUIRING THIS CLASS D
NOTE IN A TRANSACTION OUTSIDE THE UNITED STATES IN RELIANCE ON REGULATION S UNDER THE SECURITIES ACT.

      NO SALE, PLEDGE OR OTHER TRANSFER OF A NOTE SHALL BE MADE UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS (I)(A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QIB" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO A PERSON THAT IS NOT A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 903 OR 904 OF REGULATION S UNDER THE SECURITIES ACT, AND
(II) IN ACCORDANCE WITH

ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION. EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE SHALL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS. THE DEPOSITOR, THE INDENTURE TRUSTEE AND THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL TO BE DELIVERED TO IT IN CONNECTION WITH ANY TRANSFER OF THE NOTES PURSUANT TO CLAUSES
(A) OR (D) ABOVE. EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE SHALL BE DEEMED TO MAKE THE FOREGOING REPRESENTATIONS.

      EACH TRANSFEREE OF A BENEFICIAL INTEREST IN THIS NOTE IS DEEMED TO REPRESENT AND WARRANT THAT THE TRANSFEREE IS NOT AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF (A) AN "EMPLOYEE BENEFIT PLAN" (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO PART 4 OF TITLE I OF ERISA, (B) A "PLAN" (AS DEFINED IN SECTION 4975(e)(1) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE")) THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (C) AN ENTITY DEEMED TO HOLD THE PLAN ASSETS OF ANY OF THE FOREGOING.

      THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS NOTE MAY NOT BE EXCHANGED OR TRANSFERRED IN WHOLE OR IN PART FOR A NOTE REGISTERED IN THE NAME OF ANY PERSON OTHER THAN THAT DEPOSITARY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

      THIS NOTE IS A RULE 144A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE.

      THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

      REGISTERED                $13,167,000

      No. D-1                   CUSIP NO. 40052M AG9

      GS AUTO LOAN TRUST 2007-1

      CLASS D 7.00% ASSET BACKED NOTES

      GS Auto Loan Trust 2007-1, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of THIRTEEN MILLION ONE HUNDRED SIXTY-SEVEN THOUSAND dollars payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is $13,167,000 (the original face amount of this Note) and the denominator of which is $13,167,000 by (ii) the aggregate amount, if any, payable to holders of Class D Notes on such Payment Date from the Principal Distribution Account in respect of principal on the Class D Notes pursuant to Section 3.1 of the Indenture dated as of June 28, 2007 (as from time to time amended, supplemented or otherwise modified and in effect, the "Indenture"), between the Issuer and The Bank of New York, as Indenture Trustee (in such capacity the "Indenture Trustee"); provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the December 2014 Payment Date (the "Class D Final Scheduled Payment Date") and the Prepayment Date, if any, pursuant to Section 10.1 of the Indenture. No payments of principal of the Class D Notes will be made until the Class A Notes, Class B Notes and Class C Notes have been paid to the extent required under the terms of the Indenture. Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

      The Issuer shall pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date) or the Closing Date in the case of the first Payment Date, subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Note will accrue for each Payment Date from and including the 15th day of the calendar month immediately preceding such Payment Date (or, in the case of the initial Payment Date, from the Closing Date) to but excluding the 15th day of the calendar month of such Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

      The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

      Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

      Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

      IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer, as of the date set forth below.

      Date: ____________, 2007

                                    GS AUTO LOAN TRUST 2007-1

                                    By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee of GS Auto Loan Trust 2007-1

                                    By:_________________________________________
                                    Name:
                                    Title:

                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This is one of the Class D Notes designated above and referred to in the within-mentioned Indenture.

      Date: ____________, 2007

                                    THE BANK OF NEW YORK,
                                    not in its individual capacity but solely as Indenture Trustee

                                    By:_________________________________________
                                    Name:
                                    Title:

                                [REVERSE OF NOTE]

      This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Class D 7.00% Asset Backed Notes (the "Class D Notes") which, together with the Issuer's Class A Notes, the Class B Notes and the Class C Notes (collectively, the "Notes"), are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Noteholders. The Notes are subject to all terms of the Indenture.

      Subject to the subordination provisions of the Indenture, the Class A Notes, Class B Notes, Class C Notes and Class D Notes, are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

      Principal of the Class D Notes will be payable on each Payment Date in an amount described on the face hereof. "Payment Date" means the 15th day of each month, or, if any such day is not a Business Day, the next succeeding Business Day, commencing July 16, 2007.

      As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Class D Final Scheduled Payment Date and the Prepayment Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which an Event of Default shall have occurred and be continuing and the Indenture Trustee or the Noteholders of Notes evidencing not less than a majority of the principal amount of the Controlling Class have declared the Notes to be immediately due and payable in the manner provided in Section 5.2 of the Indenture. All principal payments on the Class D Notes shall be made pro rata to the Noteholders entitled thereto.

      Payments of interest on this Note on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made to the Person whose name appears as the Registered Noteholder of the Note (or one or more Predecessor Notes) on the Note Register as of the close of business on each Record Date either by wire transfer in immediately available funds, to the account of such Noteholder at a bank or other entity having appropriate facilities therefor, if such Noteholder shall have provided to the Note Registrar appropriate written instructions at least five Business Days prior to such Payment Date and such Noteholder's Notes in the aggregate evidence a denomination of not less than $1,000,000, or, if not, by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided that, unless Definitive Notes have been issued to Note Owners, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such payments will be made without requiring that this Note be submitted for notation of payment. Any reduction in the principal amount of this Note (or any one or more Predecessor Notes) effected by any payments made on any Payment Date shall be binding upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Registered Noteholder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in The City of New York.

      As provided in the Indenture, the Notes may be prepaid, in whole but not in part, in the manner and to the extent described in the Indenture and the Sale and Servicing Agreement.

      The transfer of this Note is subject to the restrictions on transfer specified on the face hereof and to the other limitations set forth in the Indenture. Subject to the satisfaction of such restrictions and limitations, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, and thereupon one or more new Notes of the same Class in authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

      Each Noteholder or Note Owner, by its acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or
(iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

      Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note, covenants and agrees by accepting the benefits of the Indenture that such Noteholder or Note Owner will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States federal or State bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the other Basic Documents.

      The Issuer has entered into the Indenture and this Note is issued with the intention that, for federal, State and local income and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer secured by the Indenture Trust Estate. Each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of a beneficial interest in a Note), will be deemed to agree to treat the Notes for federal, State and local income and franchise tax purposes as indebtedness of the Issuer.

      Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

      The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes thereunder at any time by the Issuer with the consent of the Holders of the Notes representing a majority of the Outstanding Amount of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Noteholders of Notes evidencing specified percentages of the principal amount of the Notes Outstanding or of the Controlling Class, as applicable, on behalf of all Noteholders, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Noteholder of this Note (or any one or more Predecessor Notes) shall be conclusive and binding upon such Noteholder and upon all future Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

      The term "Issuer," as used in this Note, includes any successor to the Issuer under the Indenture.

      The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Noteholders under the Indenture.

      The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

      This Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflicts of law provisions.

      No reference herein to the Indenture, and no provision of this Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      Anything herein to the contrary notwithstanding, except as expressly provided in the Basic Documents, none of Indenture Trustee, in its individual capacity, Owner Trustee, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture. The holder of this Note, by such holder's acceptance hereof, agrees that, except as expressly provided in the Basic Documents, in the case of an Event of Default under the Indenture, the Noteholder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

   Social Security or taxpayer I.D. or other identifying number of assignee:

   -----------------------------------------------------------

   FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

   -------------------------------------------------------------------------

   -------------------------------------------------------------------------

   (name and address of assignee)

      the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints, attorney, to transfer said

         ------------------------------------

      Note on the books kept for registration thereof, with full power of substitution in the premises.

         Dated:                                                             */
                ---------------------           ------------------------------
                                                Signature Guaranteed

                                                                            */
                                                ------------------------------

         */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

                      SCHEDULE OF EXCHANGES IN GLOBAL NOTE

      The initial principal amount of this Global Note as of the Closing Date is U.S.$ 13,167,000.

      The following exchanges of a part of this Global Note have been made:

                            Principal amount of this



Amount of decrease in   Amount of increase in   Global Note     Signature of
Authorized Principal    Principal Amount of    Following Such    Officer of
Amount of This Dated    this Global Note        Decrease (or      Indenture
  of Exchange                                    Increase)        Trustee

                                    EXHIBIT E

                            FORM OF INVESTMENT LETTER

Goldman Sachs Asset Backed Securities Corp.
85 Broad Street
New York, New York 10004

The Bank of New York
101 Barclay Street
Floor 4 West
New York, NY 10286
Attention: Corporate Trust GSALT 2007-1

Ladies and Gentlemen:

      In connection with our proposed purchase of $______________ aggregate principal amount of Class D Notes (the "Securities") of GS Auto Loan Trust 2007-1 (the "Issuer"), we confirm that:

      1. We understand that the Securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold except as permitted in the following sentence. We, understand and agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, (x) that such, Securities are being offered only in a transaction not involving any public offering within the meaning of the Securities Act and (y) that such Securities may be resold, pledged or transferred only (i) to Goldman, Sachs & Co. (the "Seller") or (ii) to a person or entity that the transferor of the Securities reasonably believes, after due inquiry is a "qualified institutional buyer" (a "QIB"), as such term is defined in Rule 144A under the Securities Act ("Rule 144A"), acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are
QIBs) and in reliance on, and to whom notice is given that the sale, pledge or transfer is being made in reliance on, Rule 144A. We will notify any purchaser of the Securities from us of the above resale restrictions if then applicable. We further understand that in connection with any transfer of the Securities by us that the Seller and the Indenture Trustee may request, and if so requested we will furnish, such certificates and other information as they may reasonably require to confirm that any such transfer complies with the foregoing restrictions. We understand that no sale, pledge or other transfer may be made to any one person or entity of Securities with a face amount of less than $1,000 and, in the case of any person or entity acting on behalf of one or more third parties (other than a bank (as defined in Section 3(a)(2) of the Securities Act) acting in its fiduciary capacity), of Securities with a face amount of less than $1,000 for each such third party.

      2. We are a QIB and are acquiring the Securities for our own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs). We are familiar with Rule 144A and are aware that the seller of the Securities and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the Securities Act provided by Rule 144A. In this regard, we have received (a) a copy of the

Prospectus, dated June 20, 2007, the Prospectus Supplement, dated June 26, 2007 and the Private Placement Memorandum, dated June 28 2007, relating to the Securities and (b) such other written information, if any, as we have requested concerning the Indenture, the Securities, the Issuer and the trustees. We have reviewed and understand the material to which reference is made in this paragraph 2, and understand that risks are involved in an investment in the Securities. We represent that in making our investment decision to acquire the Securities, we have not relied on representations, warranties, opinions, projections, financial or other information or analyses, if any, supplied to us by any person, including the Issuer, the Seller, the trustees or any of their respective affiliates except as expressly contained in the Prospectus, the Prospectus Supplement and the Private Placement Memorandum and in the other written information, if any, provided pursuant to our request.

      3. We (a) are not (i) an "employee benefit plan" (as defined in section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Part 4 of Title I of ERISA, (ii) a "plan" (as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the "Code")) or (iii) an entity deemed to hold the plan assets of any of the foregoing (each a "Benefit Plan") and (b) are not investing on behalf of or with plan assets of a Benefit Plan.

      4. We understand that the Seller, the Issuer, the Indenture Trustee and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements, and we agree that if any of the acknowledgments, representations and agreements deemed to have been made by us by our purchase of the Securities, for our own account or for one or more accounts as to each of which we exercise sole investment discretion, are no longer accurate, we shall promptly notify the Seller, the Issuer and the Indenture Trustee.

      5. You are entitled to rely upon this letter and you are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[NAME OF PURCHASER]

By: _________________________
Name:
Title:
Date:

                                    EXHIBIT F

                            PERFECTION REPRESENTATION

      1. General. The Indenture creates a valid and continuing security interest (as defined in the UCC) in all of the Issuer's right, title and interest in and to the Receivables in favor of the Trustee which, (a) is enforceable upon execution of the Indenture against creditors of and purchasers from the Issuer as such enforceability may be limited by applicable debtor relief laws, now or hereafter in effect, and by general principles of equity (whether considered in a suit at law or in equity), and (b) upon filing of the financing statements described in clause 4 below will be prior to all other Liens (other than Liens permitted pursuant to clause 3 below).

      2. Characterization. The Receivables constitute "tangible chattel paper" within the meaning of UCC Section 9-102. The Issuer has taken all steps necessary to perfect its security interest against the Obligor in the Financed Vehicles securing the Receivables.

      3. Creation. Immediately prior to the conveyance of the Receivables pursuant to the Indenture, the Issuer owns and has good and marketable title to, or has a valid security interest in, the Receivables free and clear of any Lien, claim or encumbrance of any Person.

      4. Perfection. The Issuer has caused or will have caused, within ten (10) days of the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest granted to the Indenture Trustee under the Indenture in the Receivables.

      5. Priority. Other than the security interests granted to the Indenture Trustee pursuant to the Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables, the Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that includes a description of collateral covering the Receivables other than any financing statement (i) relating to the security interests granted to the Indenture Trustee under the Indenture (ii) that has been terminated, or (iii) that has been granted pursuant to the terms of the Basic Documents. None of the tangible chattel paper that constitutes or evidences the Receivables has any marks or notations indicating that they are pledged, assigned or otherwise conveyed to any Person other than Indenture Trustee or the Seller.

                                    EXHIBIT G

                               Form 8-K Disclosure

-------------------------------------------------------------------------------
Item on Form 8-K
-------------------------------------------------------------------------------
Item 1.02- Entry into a Material Definitive Agreement
-------------------------------------------------------------------------------
Item 1.02- Termination of a Material Definitive Agreement
-------------------------------------------------------------------------------
Item 1.03- Bankruptcy or Receivership
-------------------------------------------------------------------------------
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement
-------------------------------------------------------------------------------
Item 3.03- Material Modifications to Rights of Security Holders
-------------------------------------------------------------------------------
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of
Fiscal Year
-------------------------------------------------------------------------------
Item 6.01- ABS Informational and Computational Material
-------------------------------------------------------------------------------
Item 6.02- Change of Servicer or Trustee
-------------------------------------------------------------------------------
Item 6.03- Change in Credit Enhancement
-------------------------------------------------------------------------------
Item 6.04- Failure to Make a Required Distribution
-------------------------------------------------------------------------------
Item 6.05- Securities Act Updating Disclosure
-------------------------------------------------------------------------------
Item 7.01- Reg FD Disclosure
-------------------------------------------------------------------------------
Item 8.01
-------------------------------------------------------------------------------
Item 9.01
-------------------------------------------------------------------------------


                                     G-1